          As filed with the Securities and Exchange Commission on March 28, 2003
                                        Securities Act Registration No. 33-36784
                                Investment Company Act Registration No. 811-6170


--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                           Pre-Effective Amendment No.                       |_|
                                                     ------


                         Post-Effective Amendment No.  22                    |X|
                                                     ------


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                                Amendment No. 24                             |X|
                                            ------
                        (Check appropriate box or boxes)


                              LEBENTHAL FUNDS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)
                                   120 Broadway
                             New York, New York 10271
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code:       (800) 594-7078
                                                          --------------


   ALEXANDRA LEBENTHAL         Copy to:    MICHAEL R. ROSELLA, ESQ.
   Lebenthal                               Paul, Hastings, Janofsky & Walker LLP
   120 Broadway                            75 East 55th Street
   New York, New York 10271                New York, New York 10022
   ------------------------                ------------------------


                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

     |X| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
     |_|  60 days after filing pursuant to paragraph (a)
     |_| on (date) pursuant to paragraph (a) of Rule 485 |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of rule 485

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LEBENTHAL
FUNDS, INC.                                     120 BROADWAY, NEW YORK, NY 10271
                                                                  (800) 594-7078

PROSPECTUS

MARCH 28, 2003

                  TABLE OF CONTENTS

     Risk/Return Summary                                2
     Investment Objectives, Principal
        Investment Strategies and
         Related Risks                                 12
     Management, Organization and Capital
        Structure                                      18
     Shareholder Information                           19
     Distribution Arrangements                         29
     More Information on the Municipal Market         (i)
     Letter of Intent                                (vi)
     Financial Highlights                              36

LEBENTHAL NEW YORK
MUNICIPAL BOND FUND -

   CLASS A AND CLASS B SHARES

LEBENTHAL NEW JERSEY
MUNICIPAL BOND FUND

LEBENTHAL TAXABLE
MUNICIPAL BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE


INVESTMENT OBJECTIVES                 LEBENTHAL NEW YORK MUNICIPAL BOND FUND -
                                      The New York Portfolio is a municipal bond fund whose investment objective is to maximize income exempt from regular federal income taxes and from New York
                                      State and New York City personal income
                                      taxes, consistent with preservation of
                                      capital, with consideration given to
                                      opportunities for capital gain.

                                      LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND -
                                      The New Jersey Portfolio is a municipal
                                      bond fund whose investment objective is to maximize income exempt from regular federal income taxes and from New Jersey gross income tax, consistent with preservation of capital, with consideration given to opportunities for capital gain.

                                      LEBENTHAL TAXABLE MUNICIPAL BOND FUND -
                                      The Taxable Portfolio is a municipal bond fund whose investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES       The Portfolios invest primarily (at least
                                      80% of the value of their net assets plus the amount of any borrowings for investment purposes) in Municipal Bonds.
                                      Municipal Bonds refer to municipal bonds and participation interests therein. These bonds represent an obligation by a local government entity or agency to repay a debt, the proceeds of which are used for a public purpose. The Portfolios invest in Municipal Bonds that are long-term (I.E.
                                      average maturity is 15 to 25 years) and
                                      are investment grade on the date of
                                      investment (securities rated in the four highest credit ratings of nationally recognized rating agencies).

                                      -    THE NEW YORK PORTFOLIO intends to
                                           concentrate (I.E. invest 25% or more
                                           of the Portfolio's net assets)
                                           primarily in tax-exempt New York
                                           Municipal Bonds.

                                      -    THE NEW JERSEY PORTFOLIO intends to
                                           concentrate (I.E. invest 25% or more
                                           of the Portfolio's net assets)
                                           primarily in tax-exempt New Jersey
                                           Municipal Bonds.

                                      -    THE TAXABLE PORTFOLIO intends to
                                           concentrate (I.E. invest 25% or more
                                           of the Portfolio's net assets)
                                           primarily in taxable Municipal Bonds.

PRINCIPAL INVESTMENT RISKS            -    There can be no assurance that a
                                           Portfolio's investment objective will
                                           be achieved.

                                      -    You may lose money by investing in
                                           the Portfolios.

                                      -    Securities with longer maturities are
                                           more likely to lead to a greater
                                           degree of market fluctuation in the
                                           value of such securities than do
                                           securities with shorter maturities.

                                      -    The types and maturities of the
                                           securities in the Portfolios and the
                                           credit quality of the issuers will
                                           affect each Portfolio's reaction to
                                           changes in interest rates. Interest
                                           rates impact the yield and share
                                           price of a bond fund. The value of
                                           the securities held by the Portfolios
                                           generally will fluctuate due to
                                           changes in interest rates. Bonds with
                                           longer maturities are usually more
                                           sensitive to interest rate changes.
                                           In other words, the longer the
                                           maturity of a bond, the greater the
                                           impact a change in interest rates is
                                           likely to have on the bond's price.
                                           In addition, short- and long-term
                                           interest rates do not necessarily
                                           move in the same increments or in the
                                           same directions. Short-term bonds
                                           usually react more to changes in
                                           short-term interest rates while
                                           long-term bonds usually react more to
                                           changes in long-term interest rates.

                                      -    The Portfolios may invest in
                                           lower-rated investment grade
                                           securities that may have speculative
                                           characteristics which can lead to a
                                           greater degree of market fluctuation
                                           than higher-rated investment grade
                                           securities with similar maturities.


                                      -    The New York Portfolio and the New
                                           Jersey Portfolio are non-diversified
                                           funds. This means that, compared to
                                           other mutual funds, these Portfolios
                                           may each invest a greater percentage
                                           of their assets in a particular
                                           issuer. The risk of investing in a
                                           non-diversified fund is that the fund
                                           may be more sensitive to changes in
                                           the market value of a single issuer.

                                      -    Investors of each Portfolio should
                                           consider the greater risk of the
                                           Portfolio's concentration versus the
                                           safety that comes with a less
                                           concentrated portfolio.

                                      -    Each Portfolio is concentrated in
                                           Municipal Bonds. The value of
                                           Municipal Bonds may be affected by
                                           uncertainties in the municipal debt
                                           market related to taxation. In
                                           addition, the payment of interest and
                                           preservation of capital are dependent
                                           upon the continuing ability of New
                                           York and New Jersey and other issuers
                                           and/or obligors of state, municipal
                                           and public authority debt obligations
                                           to meet their payment obligations.

                                      -    An investment in the Portfolios is
                                           not a deposit in a bank and is not
                                           insured or guaranteed by the Federal
                                           Deposit Insurance Corporation (FDIC)
                                           or any other government agency.

WHO MAY WANT TO INVEST?               -    NEW YORK PORTFOLIO: New York
                                           taxpayers who seek income from a
                                           professionally managed portfolio of
                                           municipal bonds that are exempt from
                                           New York City, New York State and
                                           regular federal income taxes.

                                      -    NEW JERSEY PORTFOLIO: New Jersey
                                           taxpayers who seek income from a
                                           professionally managed portfolio of
                                           municipal bonds that are exempt from
                                           New Jersey State and regular federal
                                           income taxes.

                                      -    TAXABLE PORTFOLIO: Because the
                                           interest earned on taxable Municipal
                                           Bonds is included in gross income for
                                           federal income tax purposes and may
                                           be subject to personal state and
                                           local income taxes, an investment in
                                           this Portfolio may be appropriate for
                                           investment plans, such as tax
                                           deferred IRAs, 401(k) and other
                                           retirement plans. This Portfolio is
                                           also recommended for families and
                                           individuals in low to no tax
                                           brackets.

                                      Investors should compare the yields and
                                      returns available on portfolios of New
                                      York, New Jersey and taxable issues, with those of a more diversified portfolio including out-of-state issues before making an investment decision.

                        PERFORMANCE BAR CHARTS AND TABLES

The charts and tables below reflect the risks of investing in the Portfolios by showing how the Portfolios have performed and how their performance has fluctuated from year to year. The bar charts show the average annual total returns for Class A shares of each Portfolio for the life of the Portfolio. The tables show how the New York Class A shares and New Jersey Portfolios' average annual total returns before and after taxes compare with that of the Lehman Brothers Municipal Bond Index and how the New York Class B shares average annual total returns before taxes compare with that of the Lehman Brothers Municipal Bond Index. The table for the Taxable Portfolio shows how its average annual total returns before and after taxes compare with that of the Lehman Brothers Long Term Corporate Bond Index. The Portfolios' yields appear in the Wall Street Journal each Thursday. Of course, past performance (before and after taxes) does not indicate how the Portfolios will perform in the future.


INVESTORS PURCHASING OR REDEEMING SHARES THROUGH A PARTICIPATING ORGANIZATION MAY BE CHARGED A FEE IN CONNECTION WITH SUCH SERVICE. THEREFORE, THE NET RETURN TO SUCH INVESTORS MAY BE LESS THAN THE NET RETURN AN INVESTOR WOULD RECEIVE BY INVESTING IN THE PORTFOLIOS DIRECTLY. RETURNS IN THE BAR CHARTS DO NOT INCLUDE SALES LOADS AND, IF THOSE AMOUNTS WERE INCLUDED, RETURNS WOULD BE LESS THAN THOSE SHOWN.

[CHART]

                      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    LEBENTHAL NEW YORK MUNICIPAL BOND FUND -
                                 CLASS A SHARES

1993      13.70%
1994      -8.68%
1995      20.60%
1996       5.05%
1997       9.90%
1998       6.50%
1999      -5.56%
2000      13.78%
2001       5.69%
2002       8.90%

BEST QUARTER:       3/31/95          9.06%
WORST QUARTER:      3/31/94         (6.97)%

                     LEBENTHAL NEW YORK MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL                     PAST      PAST     PAST
RETURNS (FOR THE PERIODS                  TEN      FIVE     ONE              SINCE
ENDED 12/31/02)                          YEARS     YEARS    YEAR           INCEPTION
------------------------------------------------------------------------------------
Class A Shares                           6.18%     4.67%    4.00%          5.24%*
(Return Before Taxes)(1)

Class A Shares (Return After             5.62%     4.50%    3.74%          4.54%*
Taxes on Distributions)(1)

Class A Shares (Return After             5.50%     4.60%    4.09%          4.53%*
Taxes on Distributions and
Sale of Fund Shares)(1)

Lehman Municipal                         7.52%     7.68%    9.61%          8.67%**
Bond Index+
(reflects no deduction for
fees, expenses, or taxes)

Class B Shares (Return                     NA      4.72%    4.16%          4.94%***
Before Taxes)(2)

Lehman Municipal                           NA      7.68%    9.61%          9.88%****
Bond Index+
(reflects no deduction for
fees, expenses, or taxes)

----------
+ Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Lehman Municipal Bond Index. While the Fund does not seek to match the returns of the Lehman Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Municipal Bond Index and, unlike the Fund, it does not incur fees or charges.
(1)  Reflects 4.50% sales load.
(2)  Reflects deferred sales charge.
*    Since June 24, 1991.
**   Since June 28, 1991.
***  Since December 3, 1997.
**** Since November 30, 1997.

- After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

- After-tax returns are shown for only the Class A shares of the New York Portfolio; after-tax returns for the Class B shares will vary.

[CHART]

                      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND

1994     -11.69%
1995      16.71%
1996       4.92%
1997      10.61%
1998       6.65%
1999      -5.85%
2000      13.00%
2001       5.17%
2002       8.71%

BEST QUARTER:       3/31/95          6.22%
WORST QUARTER:      3/31/94         (9.64)%

                    LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL             PAST       PAST
RETURNS (FOR THE PERIODS         FIVE       ONE           SINCE INCEPTION
ENDED 12/31/02)                  YEARS      YEAR         (DECEMBER 1, 1993)
--------------------------------------------------------------------------
Return Before Taxes(1)           4.34%      3.82%              4.83%

Return After Taxes on            4.22%      3.65%              4.54%
Distributions(1)

Return After Taxes on            4.28%      3.87%              4.54%
Distributions and Sale of
Fund Shares(1)

Lehman Municipal                 7.46%      9.61%              8.10%*
Bond Index+
(reflects no deduction for
fees, expenses, or taxes)

----------
+ Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Lehman Municipal Bond Index. While the Fund does not seek to match the returns of the Lehman Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Municipal Bond Index and, unlike the Fund, it does not incur fees or charges.
(1)  Reflects 4.50% sales load.
*    Since November 30, 1993.

- After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[CHART]

                      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                      LEBENTHAL TAXABLE MUNICIPAL BOND FUND

1994      -5.15%
1995      22.91%
1996       4.88%
1997      13.79%
1998      10.06%
1999      -6.46%
2000      16.57%
2001       8.01%
2002      14.57%

BEST QUARTER:       9/30/02          8.77%
WORST QUARTER:      6/30/94         (2.58)%

                      LEBENTHAL TAXABLE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL              PAST      PAST
RETURNS (FOR THE PERIODS          FIVE       ONE           SINCE INCEPTION
ENDED 12/31/02)                   YEARS      YEAR         (DECEMBER 1, 1993)
----------------------------------------------------------------------------
Return Before Taxes(1)            7.23%      9.41%               7.38%

Return After Taxes on             4.49%      6.97%               4.49%
Distributions(1)

Return After Taxes on             4.36%      5.70%               4.39%
Distributions and Sale of
Fund Shares(1)

Lehman Long Term                  7.36%     11.11%               8.39%
Corporate Bond
Index+
(reflects no deduction for
fees, expenses, or taxes)

----------

+ Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Lehman Long Term Corporate Bond Index. While the Fund does not seek to match the returns of the Lehman Long Term Corporate Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Long Term Corporate Bond Index and, unlike the Fund, it does not incur fees or charges.
(1)  Reflects 4.50% sales load.
*    Since November 30, 1993.


- After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                      NEW YORK PORTFOLIO          NEW JERSEY PORTFOLIO   TAXABLE PORTFOLIO
                                                CLASS A SHARES   CLASS B SHARES     CLASS A SHARES        CLASS A SHARES
                                               ---------------   --------------   --------------------  ------------------
Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                     4.50%          None                4.50%                  4.50%
Maximum Deferred Sales Charge
    (Load) (as a percentage of the
    lesser of original purchase
    price or redemption proceeds)                     None           5.00%(1)            None                   None
Maximum Sales Charge (Load)
    Imposed on Reinvestment
    Dividends/Distributions                           None           None                None                   None
Redemption Fees                                       None           None                None                   None
Exchange Fees                                         None           None                None                   None

ANNUAL FUND OPERATING EXPENSES(2)
(expenses that are deducted from Fund assets)

                                                        NEW YORK PORTFOLIO        NEW JERSEY PORTFOLIO   TAXABLE PORTFOLIO
                                                CLASS A SHARES   CLASS B SHARES      CLASS A SHARES       CLASS A SHARES
                                               ---------------   --------------   --------------------  ------------------
Management Fees                                       0.22%          0.22%               0.25%                  0.25%
Distribution and/or Service
    12b-1 Fees                                        0.25%          1.00%               0.25%                  0.25%
Other Expenses                                        0.41%          0.86%               0.98%                  0.84%
Total Annual Fund Operating
    Expenses                                          0.88%          2.08%               1.48%                  1.34%

----------

(1) The deferred sales charge is 5.00% if shares are redeemed within the first 11 months, declining to 1.00% at the end of the fifth year, and is eliminated if shares are held six years or more.
(2) For the New York Portfolio - Class B shares, the Distributor has voluntarily waived 0.53% of the 12b-1 Fee. For the New Jersey Portfolio, the Manager has voluntarily waived 0.25% of the Management Fee and has reimbursed 0.03% of certain Other Expenses and the Distributor has voluntarily waived 0.25% of the 12b-1 Fee. For the Taxable Portfolio, the Manager has voluntarily waived 0.09% of the Management Fee and the Distributor has voluntarily waived 0.25% of the 12b-1 Fee. After such waivers and reimbursements, Total Annual Fund Operating Expenses were 1.55%, 0.95% and 1.00% for the New York Class B, New Jersey and Taxable Portfolios, respectively. The Manager and Distributor can terminate these voluntary waivers and reimbursements at any time.

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. You would pay the following expenses on a $10,000 investment, assuming a 5% annual return each year and redemption at the end of each time period and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                    --------      ---------     ---------     ---------
New York Portfolio (Class A shares)*                $    536      $     718     $     916     $   1,486
                   (Class B shares)                 $    611      $     952     $   1,219     $   2,099
New Jersey Portfolio*                               $    594      $     897     $   1,222     $   2,139
Taxable Portfolio*                                  $    580      $     855     $   1,151     $   1,990

You would pay the following expenses if you did not redeem your shares:

                                                     1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                    --------      ---------     ---------     ---------
New York Portfolio (Class B shares)                 $    211      $     652     $   1,119     $   2,099

There are no sales loads on reinvested dividends and other distributions.

----------
* Your cost is the same whether or not you redeem your shares.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The investment objectives for each Portfolio may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved.


THE NEW YORK AND THE NEW JERSEY PORTFOLIOS.


The New York and the New Jersey Portfolios are non-diversified municipal bond funds whose investment objective is to maximize income exempt from regular federal income tax and from New York State and from New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain.


As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any statutory restriction under the Investment Company Act of 1940 with respect to investing their assets in one or relatively few issuers. Nevertheless, in order to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code, each Portfolio must have at least 50% of the value of its assets represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of the Portfolios' taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities.


The New York and the New Jersey Portfolios invest primarily in long-term, investment grade, tax-exempt Municipal Bonds issued by or on behalf of the states of New York and New Jersey, respectively, and other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions. The New York Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds the income from which is exempt from regular federal income tax and New York State and City personal income taxes. The New Jersey Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds the income from which is exempt from regular federal income tax and New Jersey gross income tax. Bond counsel to the issuer at the date of issuance will determine whether a Municipal Bond is considered tax-exempt.

The Portfolios reserve the right to invest up to 20% of their net assets in (i) municipal obligations that are exempt from regular federal income tax but that are subject to (a) New York State and City personal income taxes with respect to the New York Portfolio and (b) New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations.

Both the New York and the New Jersey Portfolios may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax.


Municipal Obligations refer to various types of debt, including municipal bonds and notes. Municipal debt shows that a local governmental entity or authority needed money for a public purpose. It represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. Such interest is free of regular federal income tax and free, in most states where issued, from state and local taxes in that state. See "Taxation of the Fund" in the Statement of Additional Information ("SAI") for more information regarding the types of Municipal Obligations in which the Portfolios may invest.


The New York and the New Jersey Portfolios may also purchase Municipal Bonds consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the SAI.


The New York and the New Jersey Portfolios will invest primarily, without percentage limitations, in tax-exempt bonds that on the date of investment are investment grade. Investment grade means that the securities fall within the four highest credit ratings of nationally recognized rating agencies as set forth below. A Portfolio will not necessarily dispose of a security that falls below investment grade if Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager") determines that retention of the security is consistent with the Portfolio's investment objectives. The New York and the New Jersey Portfolios may invest in tax-exempt securities that are not rated or that do not fall into the credit ratings noted above if the credit analysis of the Manager reflects that the securities are of comparable credit quality. Securities rated in the lower investment grade categories and securities rated below investment grade may have speculative characteristics and involve greater risk than higher grade securities. These types of securities may be more sensitive to economic changes and to changes in the financial condition of issuers.


                                                            VARIABLE &
                                                            FLOATING
                                              COMMERCIAL    DEMAND
                            BONDS   NOTES     PAPER         NOTES
----------------------------------------------------------------------
Moody's                     Aaa     MIG-1     P-1           VMIG-1
Investors                   Aa      MIG-2     P-2           VMIG-2
Service                     A       MIG-3     P-3           VMIG-3
                            Baa     MIG-4                   VMIG-4

Standard & Poor's Rating    AAA     SP-1      A-1           SP-1
Service, a                  AA      SP-2      A-2           SP-2
division of                 A       SP-3      A-3           SP-3
The McGraw-Hill             BBB     SP-4      B             SP-4
Companies, Inc.

Fitch Ratings               AAA     F-1       F-1           F-1
                            AA      F-2       F-2           F-2
                            A       F-3       F-3           F-3
                            BBB

The New York and the New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolios. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see "Description of the Fund and Its Investments and Risks" in the SAI.


During adverse market conditions or in other appropriate circumstances, as determined by the Manager, the New York and the New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively. The Manager may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the New York and the New Jersey Portfolios may not achieve their investment objectives.

Investments in taxable securities will be substantially in (i) securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) highly rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's),
(iii) prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch), and (iv) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in foreign certificates of deposit and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

THE TAXABLE PORTFOLIO. The Taxable Portfolio is a diversified municipal bond fund whose investment objective is to maximize income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. The classification to be diversified is a fundamental policy and may be changed only with the approval of the majority of holders of the Taxable Portfolio's outstanding shares.

As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) no more than 5% of its total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade bonds issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Bonds"). The average maturity of the Taxable Municipal Bonds in which the Taxable Portfolio invests is currently expected to be over 10 years.

The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds. The interest on the Taxable Municipal Bonds is includible in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

The Taxable Portfolio will invest primarily, without percentage limitations, in bonds which on the date of investment are within the four highest credit ratings of nationally recognized rating agencies as set forth above. The Portfolio will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of the security is consistent with the Portfolio's investment objectives. The Taxable Portfolio may invest in securities that are not rated or that do not fall into the credit ratings noted above if the Manager's credit analysis reflects that the securities are of comparable credit quality. Securities rated in the lower investment grade categories and securities rated below investment grade may have speculative characteristics and involve greater risk than higher grade securities. These types of securities may be more sensitive to economic changes and to changes in the financial condition of issuers.

During adverse market conditions or in other appropriate circumstances, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which it may invest up to 100% of the value of its net assets on a temporary basis in (i) securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) tax-exempt securities, (iii) highly rated corporate debt securities (rated AA or better by S&P, or Aa3 or better by Moody's), (iv) prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch), and (v) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments, or the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The result of employing this type of temporary defensive strategy is that the Taxable Portfolio may not achieve its investment objective.

PORTFOLIOS--GENERALLY. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. These securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains a separate account with the custodian, with a segregated portfolio of liquid, high grade debt securities in an amount at least equal to these commitments. For further information, see the SAI.

The Manager determines when to make purchases and sales for each Portfolio based on the Manager's opinion on whether these actions are necessary to meet each Portfolio's objective. The Manager considers the following factors when buying and selling securities for the Portfolios: (i) availability of cash, (ii) redemption requests, (iii) yield management, (iv) credit management, and (v) duration.

Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A higher portfolio turnover rate involves greater transaction expenses that must be borne directly by a Portfolio (and thus, indirectly by its shareholders), and can affect performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Portfolio's shareholders, are taxable to them.

RISKS OF INVESTING IN THE FUND:

- CONCENTRATION IN MUNICIPAL BONDS: Investors should consider the greater risk of the Portfolios' concentration versus the safety that comes with a less concentrated investment portfolio. The Fund intends that the New York Portfolio be concentrated in New York Municipal Bonds, the New Jersey Portfolio be concentrated in New Jersey Municipal Bonds and the Taxable Portfolio consist primarily of Taxable Municipal Bonds (each as defined above). Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey and other issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

- INTEREST RATE RISK: The types and maturities of the securities in the Portfolios and the credit quality of the issuers will affect the Fund's reaction to changes in interest rates. Interest rates impact the yield and share price of a bond fund. Bond prices generally rise when interest rates fall and fall when interest rates rise. Bonds with longer maturities are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short- and long-term interest rates do not necessarily move in the same increments or in the same directions. Short-term bonds usually react more to changes in short-term interest rates while long-term bonds usually react more to changes in long-term interest rates.

- INVESTMENT GRADE SECURITIES: Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such characteristics may, under certain circumstances, lead to a greater degree of market fluctuation in the value of such securities than do higher-rated tax-exempt securities of similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A detailed discussion of such characteristics and circumstances and their effect upon the Portfolios appears in the SAI under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in the SAI.

- NEW YORK RISK FACTORS: The primary purpose of investing in a portfolio of New York Municipal Bonds is the special tax treatment accorded New York resident individual investors. Investment in the New York Portfolio should be made with an understanding of the risks that an investment in New York Municipal Bonds may entail. Payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio, and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For a more complete description of these risk factors, see "New York Risk Factors" in the SAI.


- NEW JERSEY RISK FACTORS: The primary purpose of investing in a portfolio of New Jersey Municipal Bonds is the special tax treatment accorded New Jersey resident individual investors. Investment in the Portfolio should be made with an understanding of the risks that an investment in New Jersey Municipal Bonds may entail. Payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio, and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the SAI.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

THE MANAGER. The Fund has employed Lebenthal Asset Management, a division of Boston Advisors, Inc. to serve as investment manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at One Federal Street, 26th Floor, Boston, Massachusetts 02110, is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"). Advest Group is a diversified financial services firm with headquarters in Hartford, Connecticut. Through its subsidiaries, Advest Group offers a comprehensive range of investment products and services to individuals, business owners and companies. Together with its predecessor companies, Advest Group has been serving investors since 1898. Advest is a member of The MONY Group Inc. (NYSE: MNY), a financial services holding company that provides life insurance, annuities and investments through its member companies.


As of February 28, 2003, Boston Advisors, Inc. was manager, adviser or supervisor of assets aggregating in excess of $3 billion. Boston Advisors, Inc. is a registered investment adviser established in 1974 that manages fixed income, balanced and equity portfolios.


Mr. Gregory Serbe is the Senior Portfolio Manager, primarily responsible for the day-to-day management of the Portfolios. From 1998 to 2001, Mr. Serbe was the Assistant Portfolio Manager of the Fund. Mr. Serbe has been employed by the Manager and its predecessor since 1998 and currently serves as its President. Mr. Serbe also serves as Senior Vice President of Boston Advisors, Inc. Mr. Serbe was employed by Lebenthal Asset Management, Inc., from 1998 until Spring of 2002 when it merged into Boston Advisors, Inc. and became Lebenthal Asset Management, a division of Boston Advisors, Inc. From 1997 to 1998, Mr. Serbe was employed by Lebenthal & Co., Inc. as a personal account executive. From 1983 to 1996, Mr. Serbe was affiliated with Mitchell Hutchins Asset Management, Inc., a wholly owned subsidiary of PaineWebber, Inc., ultimately as Managing Director of all municipal securities.

Pursuant to each Portfolio's management contract (the "Management Contracts"), the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. Pursuant to the Management Contracts, the Fund pays the Manager a management fee for its services under these contracts, calculated daily and payable monthly. The management fee is equal to .25% of each of the Portfolio's average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and ..20% of such assets in excess of $100 million. For the fiscal year ended November 30, 2002, the Fund paid the Manager a fee of .22%, 0% and .16% of the New York, the New Jersey and the Taxable Portfolios' average daily net assets, respectively. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.


Advest, Inc. is the Fund's distributor (the "Distributor"). The Distributor is a registered broker-dealer and a wholly owned subsidiary of Advest Group.

SHAREHOLDER INFORMATION

Each Portfolio sells and redeems its shares on a continuing basis based on their net asset value. All transactions in Portfolio shares are effected through the Fund's transfer agent.

PRICING OF PORTFOLIO SHARES. The net asset value of each Portfolio's shares is determined by the earlier of 4:00 p.m., Eastern time, or the close of the New York Stock Exchange ("NYSE") on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (I.E. national holidays). The net asset value of each Portfolio is computed by dividing the value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding in the Portfolio.


Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, in determining value. The valuations provided by such pricing service will be based upon market value determined most likely on the basis of the factors listed above. If a pricing service is not used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or by similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors or by the Manager in accordance with procedures established by the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio declares dividends equal to all its net investment income daily (excluding capital gains and losses, if any, and amortization of market discount). In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually in accordance with the Internal Revenue Code, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are either automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash, or deposited into one or more of the Fund's other Portfolios. Shareholders are permitted to elect the payment option of their choice on the subscription form for share purchases.

HOW TO PURCHASE AND REDEEM SHARES.

You may invest in the Fund directly or through a Participating Organization.

MINIMUM AND MAXIMUM INVESTMENTS:

-   Initial investment                        $    2,500
-   Subsequent investments                    $      250
-   Maximum purchase of Class B shares        $  250,000
-   No maximum purchase for Class A shares

ALTERNATIVE SALES ARRANGEMENTS.

     What Class of Shares Can You Buy:

-   New York           Class A and B shares
-   New Jersey         Class A shares
-   Taxable            Class A shares

     What Sales Charges Will You Pay:

-   Class A shares     You will pay an initial sales charge at the time of
                       purchase and may also be eligible for a reduced sales charge (described below).

-   Class B shares     There is no initial sales charge but you may be subject
                       to paying a contingent deferred sales charge ("CDSC") when you redeem the shares (see below).

Your decision to buy Class A or B shares depends on a number of factors including (i) the amount and intended length of your investment, (ii) whether you qualify for reduced sales charges applicable to Class A shares only, or
(iii) whether you prefer not to pay an initial sales charge. For more information about these sales arrangements, consult your broker or the Distributor.

SALES AND REDEMPTIONS.

     Charges and Other Information on Redeeming Shares:

-     no redemption charge by the Fund
-     no minimum period of investment
-     no minimum amount for a redemption
-     no restrictions on the frequency of withdrawals

Class B shares of the New York Portfolio will generally be charged a CDSC on shares redeemed within 6 years from the purchase date of such shares.

Purchase and redemption orders received by the earlier of 4:00 p.m., Eastern time, or the close of business of the NYSE on any Fund Business Day, will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. Fund shares continue to receive dividends through the day of redemption. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued.


Unless alternate instructions are given in proper form to the Fund, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through an Advest, Inc. brokerage account, redemption proceeds will be credited to their brokerage account. Normally, redemption proceeds will be paid within seven days.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings), (ii) the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, (iii) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $2,500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For participant investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant

Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $2,500. Shareholders will not be assessed a CDSC on mandatory redemption of Class B shares.

Redemption of shares may result in the shareholder's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

DIRECT PURCHASE PROCEDURES. If you wish to invest in the Fund directly and not through a Participating Organization, you may use the following procedures. You may obtain a current prospectus and account application necessary to open an account by telephoning the Fund at the following number (toll free):


(800) 594-7078

INITIAL AND SUBSEQUENT PURCHASES OF SHARES:

Checks are accepted subject to collection at full value in United States currency. All payments should clearly state a shareholder's existing account number, if any.

BY MAIL:

Send a check made payable to "Lebenthal Funds, Inc.," including the Lebenthal Funds account number to:

Lebenthal Funds, Inc.
Lebenthal ____________ Municipal Bond Fund

P.O. Box 219722
Kansas City, MO 64141-9722

BY BANK WIRE:

Investors should first telephone the Fund (toll free) at (800) 594-7078 to obtain a Fund account number. The investors should then instruct a member commercial bank to wire their money immediately to:


State Street Bank and Trust Company
ABA# 01100028 for Credit to Account
DDA# 99051971
f/a/o Lebenthal Funds, Inc.
Lebenthal ____________ Municipal Bond Fund
A/C Name ______________________
Lebenthal Funds A/C # __________________


Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished by the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.

DIRECT REDEMPTION PROCEDURES. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment. All requests for redemption should clearly indicate the shareholder's account number.

WRITTEN REDEMPTION REQUESTS. Shareholders may make a redemption in any amount by sending a written request addressed to:

Lebenthal Funds, Inc.
Lebenthal ___________ Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722


INVESTMENT THROUGH PARTICIPATING ORGANIZATIONS. Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order. A Participating Organization, rather than its customers, may be the shareholder of record of the customer's shares. The Fund is not responsible for the failure of any Participating Organization to carry out its obligations to its customers.


Participating Organizations may confirm purchases and redemptions of Fund shares for their customers who are shareholders in the Fund ("Participant Investors"). Participating Organizations may also send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement, and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.


Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than an investor would receive by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization. For any questions concerning the purchase or redemption of Fund shares through a Participating Organization, please call your Participating Organization or the Fund (toll free) at
(800) 594-7078.


Certain qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on a Fund Business Day, on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization by the earlier of 4:00 p.m., or the close of the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined by the earlier of 4:00 p.m., or the close of the NYSE, on the day he placed his order with the qualified Participating Organization. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


ADDITIONAL INVESTOR PROGRAMS.

SYSTEMATIC INVESTMENT PLAN.

Shareholders may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan of a specified amount of $250 or more automatically on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $2,500. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his Fund account. The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than through investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or the Distributor.

SYSTEMATIC WITHDRAWAL PLAN.

Shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $250 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of a month is not a Fund Business Day, the payment date is the Fund Business Day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day three days prior to the date of payment. TO THE EXTENT THAT THE REDEMPTIONS TO MAKE PLAN PAYMENTS EXCEED THE NUMBER OF SHARES PURCHASED THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, THE REDEMPTIONS REDUCE THE NUMBER OF SHARES PURCHASED ON ORIGINAL INVESTMENT, AND MAY ULTIMATELY LIQUIDATE A SHAREHOLDER'S INVESTMENT. A SHAREHOLDER MAY RECOGNIZE A GAIN OR A LOSS UPON REDEMPTION OF SHARES TO THE EXTENT THE AMOUNT RECEIVED UPON REDEMPTION EXCEEDS OR IS LESS THAN HIS BASIS IN THE SHARES REDEEMED. This election is only available to investors who, at time of election, own shares with a net asset value of $10,000. The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent.

EXCHANGE PRIVILEGE.

     You can exchange your shares into the following Portfolios:

-   Lebenthal New York Municipal Bond Fund
-   Lebenthal New Jersey Municipal Bond Fund
-   Lebenthal Taxable Municipal Bond Fund

You must exchange shares in the same class as you currently hold.

In the future, the exchange privilege program may be extended to other investment companies managed by the Manager or its affiliates.

The Class B shares of the New York Portfolio are currently not eligible to participate in this Exchange Privilege.

     Charges and minimums for exchanging your shares:

- There is no charge for the exchange privilege or limitation as to frequency of exchange.

- The minimum amount for an exchange is $2,500, except that shareholders who are establishing a new account with a portfolio through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made.

-   Shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated as a sale on which a shareholder may realize a taxable gain or loss for federal and, generally, state income tax purposes. An additional prospectus may be obtained by contacting the Fund at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Lebenthal Funds, Inc.
Lebenthal ___________ Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange at any time.

TELEPHONE EXCHANGES AND REDEMPTIONS. Arrangements have been made for the acceptance of instructions by telephone to exchange or redeem shares in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided, however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or the Distributor.


Shareholders holding shares in book-entry form may redeem their shares by telephoning the transfer agent by 4:00 p.m. Eastern time. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.

TAX CONSEQUENCES.

FEDERAL INCOME TAXES. The New York Portfolio and the New Jersey Portfolio have elected to qualify under the Internal Revenue Code (the "Code") as regulated investment companies that distribute "exempt-interest dividends" as defined in the Code. The Taxable Portfolio has also elected to qualify as a regulated investment company, but will distribute taxable, not tax-exempt, dividends. Each Portfolio intends to maintain qualification as a regulated investment company. The policy of each Portfolio is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions (in the case of the New York and New Jersey Portfolios), and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular federal income tax, although such "exempt-interest dividends" may be subject to federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. A Portfolio may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income. The Fund will inform shareholders of the amount and nature of each Portfolio's income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by a Portfolio, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986, will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include, as an item of tax preference for purposes of the alternative minimum tax, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C corporations will be subject to a tax on "passive investment income," including tax-exempt interest.

With respect to variable rate demand instruments, including participation interests therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on such underlying Municipal Obligations. (See "Federal Income Taxes" in the SAI.)

The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on Municipal Obligations in accordance with
Section 103 of the Code.

NEW YORK INCOME TAXES. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder's being exempt for New York State and New York City franchise or income tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the New York Portfolio in their own states and localities.

NEW JERSEY INCOME TAXES. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey Gross Income Tax Act (the "Act"). The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company or trust registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than those enumerated in the Act, and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding those investments enumerated in the Act, in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with the State of New Jersey or any other state), body corporate or politic or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are statutorily free from New Jersey state or local taxation under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, LLP, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey

Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligations, and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.

DISTRIBUTION ARRANGEMENTS

SALES CHARGES.

CLASS A SHARES. The price paid for Class A shares of the Fund is the public offering price -- the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor. The Dealer Discounts described below may be negotiated for promotional purposes and disclosed to any investor.

THE SALES LOAD FOR THE CLASS A SHARES AND APPLICABLE VOLUME DISCOUNTS ARE:

                                 SALES       SALES
                                 LOAD        LOAD        DEALER
                                 AS A %      AS % OF     DISCOUNT
AMOUNT                           OF          NET         AS % OF
OF                               OFFERING    AMOUNT      OFFERING
PURCHASE                         PRICE       INVESTED    PRICE
-----------------------------------------------------------------
Less than $50,000                  4.50%       4.71%       4.25%
$50,000 up to $99,999              4.00%       4.17%       3.75%
$100,000 up to $249,999            3.50%       3.63%       3.25%
$250,000 up to $499,999            2.75%       2.83%       2.50%
$500,000 up to $999,999            2.00%       2.04%       1.75%
$1,000,000 and over                None        None        1.00%


CLASS B SHARES (FOR NEW YORK PORTFOLIO ONLY). Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the offering price or net asset value at the time the sales load is paid.

THE CDSC FOR THE CLASS B SHARES IS:

                                        CDSC               CDSC
                                        AS A %             AS A %
                                        OF                 OF NET
                                        OFFERING           AMOUNT
PERIOD CLASS B SHARES HELD              PRICE              INVESTED
-------------------------------------------------------------------
  0 through 11 months                     5.00%              5.26%
  12 through 23 months                    4.00%              4.17%
  24 through 47 months                    3.00%              3.09%
  48 through 59 months                    2.00%              2.04%
  60 through 71 months                    1.00%              1.01%
  72 months and longer                    0.00%              0.00%

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

Class B shares also bear a higher 12b-1 fee than Class A shares. Class B shares will automatically convert into Class A shares, based on relative net asset value, at the end of the month eight years after the purchase date. For more information about the conversion of Class B shares, see the SAI. The SAI includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes and also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because the Class B shares bear a higher 12b-1 fee than the Class A shares and because of other related expenses.

In addition, the New York Portfolio may sell Class B shares at net asset value without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

REDUCTION OR ELIMINATION OF SALES LOADS.

VOLUME DISCOUNTS. Volume discounts are provided if the total amount being invested in any shares of a Portfolio reaches the levels indicated in the above sales load schedules. Volume discounts are not available for Class B shares. Investors may add on to the total current value of any shares of a Portfolio already owned in order to qualify for a volume discount. For example, if an investor previously purchased, and still holds, Class A shares of a Portfolio worth $95,000 at the current offering price and purchases an additional

$5,000 worth of Class A shares of that Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule. Investors who are immediate family members (I.E. a spouse, parent, grandparent, child, or grandchild) may aggregate their purchases of shares of the same Portfolio to qualify for the volume discount. For example, if a husband and wife investor each purchase $75,000 of Class A shares of a Portfolio using separate accounts, the sales charge applicable to this purchase would be that applicable to the $100,000 to $249,999 bracket instead of $50,000 to $99,999 bracket in the above sales load schedule.


60 DAY REPURCHASE DISCOUNT. Class A shareholders of the New York Portfolio and shareholders of the New Jersey and the Taxable Portfolios who redeem their shares may repurchase shares in the same class of the same Portfolio up to a dollar amount equal to the proceeds received from the redemption without incurring a sales charge on the repurchased shares if the repurchase is made within 60 days of the date the redemption is executed. Shareholders may exercise this repurchase option once every 12 months. Shares redeemed and repurchased without a sales charge under this option must be registered in identical names. Shares purchased through a Participating Organization may still be subject to fees from that organization for purchasing shares (see Investment Through Participating Organizations).

Class B shareholders of the New York Portfolio who redeem their shares may repurchase Class A shares of the New York Portfolio without paying a sales charge, subject to the terms above.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by a Portfolio. Reinvestment will be made at net asset value (I.E., at no load) on the day on which the dividend or distribution is payable.

UNIT INVESTMENT TRUSTS. Unit holders of the Empire State Municipal Exempt Trust Series co-sponsored by Glickenhaus & Co. and Lebenthal, a division of Advest, Inc. may elect to invest semi-annual distributions received from such unit investment trusts in shares of a Portfolio at net asset value without a sales load regardless of where such certificates are actually held. The minimum initial investment of $2,500 and the minimum subsequent investment of $250 will be waived for such purchases.


LETTER OF INTENT. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of Class A shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge, and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. Investors who are immediate family members (see above) and who purchase Class A shares of a Portfolio through separate accounts must indicate both names and account numbers on the Letter of Intent in order to receive the reduced sales load applicable to the total amount of the intended purchases.

If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

INVESTORS 35 YEARS OF AGE OR YOUNGER. Investors purchasing their shares through Advest, Inc. and who are 35 years of age or younger, will be offered a 0.50% discount off the applicable sales load or CDSC for single investments of at least $2,500. For example, an investor purchasing Class A shares in the amount of $10,000 will be charged a reduced sales load of 4.00% and an investor purchasing Class A shares in the amount of $100,000 will be charged a reduced sales load of 3.00%. An investor purchasing Class B shares in those amounts that sells those shares within one year of purchase will be subject to a CDSC of 5.00%. The reduction of a sales load reflects the Fund's interest in offering a savings vehicle for investors in this age bracket. The reduction in sales charge will be in effect until the day prior to the investor's 36th birthday.


CERTAIN FINANCIAL INTERMEDIARIES. Investors may purchase shares of a Portfolio without an initial sales load or CDSC through a fee based account maintained with certain financial intermediaries who have entered into agreements with the Distributor (E.G. broker dealers, investment advisers, trust companies, bank trust departments, or other financial institutions).


EMPLOYEES OF THE DISTRIBUTOR AND PARTICIPATING ORGANIZATIONS. Employees, and their immediate family members (see above), of the Distributor, Advest Group, The MONY Group Inc. or any Participating Organization may purchase Class A shares of a Portfolio without a sales charge.

RULE 12b-1 FEES.

The Fund pays fees in connection with the distribution of shares and for services provided to the shareholders. The Fund pays these fees from its assets on an ongoing basis. Therefore, over time, the payment of these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted Rule 12b-1 distribution and service plans on behalf of the Class A and Class B shares of the New York Portfolio and has adopted Rule 12b-1 distribution and service plans on behalf of the New Jersey Portfolio and the Taxable Portfolio. Pursuant to the Plans, the New York Portfolio and the Distributor have entered into Distribution Agreements with respect to the Class A and Class B shares, and the New Jersey and the Taxable Portfolios and the Distributor have entered into Distribution Agreements and Shareholder Servicing Agreements. The following paragraphs describe the fees paid by each Portfolio pursuant to the Plans and related agreements.

THE NEW YORK PORTFOLIO. Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund, as principal. Under the Distribution Agreements, the Distributor receives from each of the Class A and Class B shares of the Portfolio a service fee equal to 0.25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and maintenance of shareholder accounts. The Distributor may make payments, from time to time, from the Service Fee it receives to pay the costs of, and to compensate others, including Participating Organizations, for performing shareholder servicing functions. Under the Distribution Agreement for the Class B shares, the Distributor receives from the Class B shares of the Portfolio an asset based sales charge ("Asset Based Sales Charge") equal to 0.75% per annum of the Class B shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B shares. These fees are accrued daily and paid monthly. The total amounts payable under the Plan by the Class B shares of the New York Portfolio may not exceed 1.00% per annum.

The Plans provide that, in addition to the Asset Based Sales Charge described above (with respect to the Class B shares only) and the Service Fee (with respect to the Class A and Class B shares), the New York Portfolio will pay for
(i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under its Distribution Agreements, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits, for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the Fund's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments, from time to time, from its own resources, which may include the Service Fee and past profits, for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount that the New York Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements and the Management Contract in effect for that year.

THE NEW JERSEY PORTFOLIO AND THE TAXABLE PORTFOLIO. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and the Taxable Portfolios a fee equal to 0.25% per annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor (i) for purposes of shareholder servicing and maintenance of shareholder accounts and (ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and the Taxable Portfolios.


Under the Distribution Agreements, the Distributor, as agent for the New Jersey and the Taxable Portfolios, will solicit orders for the purchase of the New Jersey and the Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Fund, as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and the Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and the Taxable Portfolios' shares in an amount not to exceed 0.10% per annum of each of the New Jersey and the Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and the Taxable Portfolios will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and
(ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plans provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and the Taxable Portfolios;
(ii) to compensate certain Participating Organizations for providing assistance in distributing the Portfolios' shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares.


The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount that the New Jersey and the Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.

                             MORE INFORMATION ON THE
                                MUNICIPAL MARKET

     INDIVIDUALS CONSIDERING AN INVESTMENT IN THE FUND SHOULD BE AWARE THAT THE MUNICIPAL SECURITIES MARKET IS "LARGE, DYNAMIC, AND INCREASINGLY COMPLEX," TO QUOTE AN SEC STAFF REPORT. MANY DIVERSE FACTORS AFFECT THE YIELD, SECURITY, AND SUITABILITY OF ONE'S INVESTMENT IN THE FUND. AMONG THEM:

     MUNICIPAL BONDS RAISE MONEY FOR PUBLIC WORKS. These are the indispensable roads, sewers, schools, subways, airports, public buildings and facilities--"Built-by-Bonds"--that provide the physical infrastructure for communal life and the underpinnings for long range economic development of the community.

     A MUNICIPAL BOND IS EVIDENCE OF COLLECTIVE DEBT. It shows that a local governmental entity or authority needed money for a public purpose. It represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. And that interest is free of federal income tax and free from state and local taxes in most states of origin where issued.

     INVESTORS ARE WILLING TO LEND, ISSUERS ARE ABLE TO BORROW, AT LOWER RATES OF INTEREST IN THE TAX FREE BOND MARKET. Exemption from taxes reduces the interest rate local governments must pay on their debt, because investors are willing to accept a lower rate of interest on tax exempt debt than on taxable debt. TBMA, The Bond Market Association, has estimated that the savings in borrowing costs on $1.01 trillion of Municipal Bonds issued between 1995 and 1999 will add up to $317 billion by the year 2012, versus what it would have cost the states, their political subdivisions, agencies, and authorities to borrow at prevailing corporate interest rates.

     INDIVIDUALS INVESTING THEIR SAVINGS IN MUNICIPAL SECURITIES HELP IMPROVE THE RATE OF SAVINGS AND INVESTMENT IN AMERICA. Economists believe that the root of such economic ills as deficits, imbalance of payments, poor productivity and crumbling infrastructure lies in the sharp decline in the nation's savings rate in the 1980s and 1990s. Saving is the seedcorn of an economy. You plant it. It grows. Through the lending/borrowing process your savings are converted into factories, housing, roads, airports--productive investments that create jobs and real wealth. All investment--public, private, municipal, corporate--begins with savings. In advertising municipal securities as the "workhorse of investments," Lebenthal is alluding to municipal securities as a tool, both for building one's own future and for digging roads, building schools, laying sewers, producing power, providing housing, putting up hospitals, moving commuters, paving runways, boring tunnels and rebuilding a more productive America.

     TAX EXEMPT SECURITIES ARE OWNED PRIMARILY BY INDIVIDUALS. At the end of the Year 2000, there were approximately $1.55 trillion of Municipal Bonds outstanding, approximately 75% of them owned by individual investors, either through the direct purchase of individual bonds or through their ownership of shares in mutual funds like the Lebenthal Municipal Bond Funds. According to the Internal Revenue Service, filers with adjusted gross incomes of less than $100,000 accounted for 70% of all filers reporting tax exempt income and 39% of all tax exempt income reported. The municipal securities market is dominated by the individual investor. Households are the largest holders of municipal debt. For the long term saving goals of a great and growing number of individuals and families, tax exempt securities are a viable alternative to taxable savings instruments.

     COMPARING A TAX FREE RETURN TO A TAXABLE RETURN IS ONLY ONE TEST OF SUITABILITY. From time to time, the Fund will show how much taxable investments such as bank CDs would have to yield for the after-tax return to equal yields in the tax-free bond market. Tax free-to-taxable yield comparisons are made on the basis of arithmetic alone and do not take into account significant differences of security, liquidity, and suitability that may exist between the instruments being compared. For example, bank CDs are federally insured. And there is a penalty, but no market risk, for early redemption, whereas the resale value of Fund shares will rise or fall with changes in interest rates in general or with changes in the creditworthiness of the underlying bonds in the Fund portfolio.

     THERE IS "MARKET RISK" IN SELLING BEFORE MATURITY. The words "safe," "safety," and "secure" as used in bonds apply to creditworthiness: the assuredness of receiving your interest right along and getting your principal back at the end. But anyone considering an investment in municipal securities must accept market fluctuation--and possible loss in resale value before maturity--as facts of life. This is because the resale value of a fixed income security will adjust to changing interest rates and the yields available from comparable new issues in the market. As a rule of thumb, generally, if interest rates are higher when you go to sell than they were when you bought your bond, you will get less than you paid. ("Yields up, price down.") Also generally, if interest rates are lower when you sell than when you bought, you will make money. ("Yields down, price up.")

     THERE ARE TWO BROAD CATEGORIES OF CREDITWORTHINESS: GENERAL OBLIGATION BONDS AND REVENUE BONDS. General obligations are secured by tax collections, revenue bonds by earnings. When a bond is secured by the power of a governmental issuer to levy taxes on real estate without limitation as to rate or amount, and when the issuer pledges all its resources to pay principal and interest, the bond is said to be a full faith and credit general obligation. The laws governing the issuance of general obligation bonds intend for the bondholder to be paid in full and on time. And such bonds have earned for all Municipal Bonds their reputation for safety. There is another type of Municipal Bond--the revenue bond. As the name implies, revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees--that is by earnings of the project so financed. Their strength is the commercial viability of the project and power of the issuer to levy user charges. Tax collections or earnings--they are both cashflow. And cashflow is the collateral behind municipal securities.

     MUNICIPAL SECURITIES ARE CREATURES OF LAW. They depend on law. They must conform to statutory requirements, the most desirable of which is that the people voted for the issue. The issuer must not exceed the legal debt limit, and every law governing the birth of a bond must be carefully followed when a municipality is borrowing money. All this must be attested to by the legal opinion of reputable and recognized attorneys specializing in municipal law.

     THERE ARE OVER ONE MILLION COMBINATIONS OF ISSUER, ISSUE, INTEREST RATE, AND MATURITY TO CHOOSE FROM. Moody's Manuals list 9,000 state and local entities whose bonds are in the hands of the public. An issuer generally has more than one issue of bonds outstanding. And each issue is like many in one, made up of "maturities"--blocks of bonds that come due in staggered years from now to the year 2030 and longer. The possible combinations provide flexibility in tailoring a Municipal Bond portfolio to the needs of the individual--or for some people may result in deciding to buy a fund of bonds and let the fund manager do the picking and choosing.

     BOILING CHOICE DOWN TO FOUR INVESTMENT DECISIONS. Before recommending specific municipal securities, an investment adviser does some digging. Are you likely to jump in and out of your bonds? Do you really need the income now? When do you plan to retire? What about heirs? How much is the peace and comfort of a triple-A rating worth to you in cold cash? Are you investing for children's education? Are you using municipals to build up an estate? Are you living on the interest and leaving your principal to your survivors? Should you reduce your estate and your estate taxes through an orderly invasion of your capital? These personal characteristics and financial objectives translate into the four basic investment decisions: (1) long versus short; (2) high coupon rate versus low or even zero coupon rate; (3) rating versus yield; and (4) individual bonds versus packages of bonds, like unit investment trusts or mutual funds.

     INDIVIDUAL MUNICIPAL BONDS HAVE A FIXED MATURITY. A MUTUAL FUND OF MUNICIPAL BONDS DOES NOT. A Municipal Bond is a contract for the future delivery of money--a fixed sum at a definite date in the future. Like any fixed income security, individual bonds fluctuate in market value with interest rates and changing market conditions. But hold your bond to maturity, cash it in at the end, and you are promised getting back full face value in--2, 5, 10, 30 years--whatever the due date engraved on the books of the issuer. On the other hand, the bonds in a fund portfolio are candidates for buy, sell, and hold every day. The Lebenthal New York Municipal Bond Fund is nominally a portfolio of long term bonds. But a 30-year bond in the portfolio may have an effective "maturity" no longer than the number of days, weeks, months the Manager decides to hold it in the portfolio. The Manager does not sit there waiting for bonds in the portfolio to mature. He or she trades them in and out of the Fund portfolio opportunistically, seeking to maximize tax free income consistent with the preservation of capital, and to take gains, or, in falling markets, to minimize losses.

     THERE CAN BE NO ASSURANCE OF A PARTICULAR FUND YIELD, BECAUSE THE BONDS IN THE PORTFOLIO CHANGE. They are being added to, disposed of and replaced with other bonds opportunistically. Nor can there be any guarantee the Fund will achieve its objectives. When you sell your shares, you may get more for them than you paid. You may get less. It depends on current market conditions, whether interest rates are higher or lower than when you bought your shares, and the ability of the Manager to anticipate markets and know when to buy, sell, or hold.

     AN OPEN END FUND FOR OPEN END SAVINGS GOALS. If you know you are going to need your money for a specific purpose on a specific date in the future, buy a fixed income security and target the maturity date. On the other hand, the Lebenthal New York and New Jersey Municipal Bond Funds are for more general open-ended objectives like building up an estate or saving for retirement. The Funds can pay out interest every month, free of New York or New Jersey and regular federal income tax. Or, it can reinvest your monthly interest in additional Fund shares... so your interest earns interest... and each month that interest earns still more tax free interest, and builds upon itself. Monthly income, or automatic reinvestment--the option is yours.

     THE PRINCIPLE OF "TOTAL RETURN." In buying individual bonds to hold to maturity, one might tend to dismiss ups and downs in market value with a mantra, "I didn't buy to sell. I didn't buy to sell." But investing in an open-end mutual fund of bonds with automatic reinvestment, one holds their portfolio to a different standard. One measures portfolio performance by the concept of "total return." Total return takes into account 1) interest income being spun off by the bonds in the portfolio, 2) that cashflow being reinvested in additional fund shares, 3) the impact of gains or losses in net asset value per share multiplied by the growing number of shares being accumulated through reinvestment. One goes into a fund seeking a higher total return than just the stated yield to maturity to be had from individual bonds. But one can lose money, too. How you fare will depend on whether the price you receive upon selling your shares is more than your original cost or less, owing to fluctuating interest rates in general and the performance of the fund Manager in particular.

     PRICE DOWN, YIELD UP. In the infamous 1999 bond market decline, nothing was spared. Not individual bonds. Not the Lebenthal New York Municipal Bond Fund. But all is not lost when the market declines. Bond prices down means that bond yields are up. Buying new shares at the lower price is called "dollar cost averaging." The Fund takes your new money and invests it for you at higher rates. As for old bonds in the portfolio, the interest being spun off and reinvested right along now buys more Fund shares than if the price were higher. So that if, as, and when--and should the price go up again--you now have that many more shares to go along for the ride and move up in market value. As events have shown, compounding does not protect against fluctuating bond prices and losses in the resale value of your shares. A decline in the value of the underlying bonds in the Fund portfolio could more than offset the positive impact of any gains from compounding. In addition, dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar cost averaging involves continuous investment in the Fund's shares, regardless of the price of such shares, you should consider your financial ability to continue such purchases through periods when the price of the Fund's shares is low. But your thinking when you buy the Fund should be the philosophy of the long haul: dollar cost averaging, plus interest on interest, plus time, may conspire to build growth. If you invest when you have the funds, over the long haul you will hit some markets, you will miss some markets. Your bet is that time and regular investing will smooth out the bumps. No guarantee, just a fighting chance.

     COUNT THE SHARES, GIVE IT TIME. With automatic dividend reinvestment, every month your shares spin off new shares. And the next month those shares do the same thing. So the number of shares you own accumulates and builds.

     The accumulation of shares by itself is no guarantee of investment success. But it stands to reason that the more shares you have accumulated through reinvestment over time, the bigger the multiplier that will be working for you when you decide to sell.

     So, if you go into a fund and sign up for reinvestment for long term saving goals, don the mantle of the long-term saver. When you get your statement every month showing current share value, count the growing number of shares you own, not just price. And give it time. Time is the soulmate of automatic reinvestment--and the best friend a long-term saver's got.

                              LEBENTHAL FUNDS, INC.
                            LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds, Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13-month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

                                                     SALES
         AGGREGATE AMOUNT                            LOAD
LEBENTHAL NEW YORK MUNICIPAL BOND FUND

/ /     $50,000.00 - $99,999.99                      4.00%
/ /     $250,000.00 - $499,999.99                    2.75%
/ /     $1,000,000.00 and over                       0.00%
/ /     $100,000.00 - $249,999.99                    3.50%
/ /     $500,000.00 - $999,999.99                    2.00%

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND

/ /     $50,000.00 - $99,999.99                      4.00%
/ /     $250,000.00 - $499,999.99                    2.75%
/ /     $1,000,000.00 and over                       0.00%
/ /     $100,000.00 - $249,999.99                    3.50%
/ /     $500,000.00 - $999,999.99                    2.00%

LEBENTHAL TAXABLE MUNICIPAL BOND FUND

/ /     $50,000.00 - $99,999.99                      4.00%
/ /     $250,000.00 - $499,999.99                    2.75%
/ /     $1,000,000.00 and over                       0.00%
/ /     $100,000.00 - $249,999.99                    3.50%
/ /     $500,000.00 - $999,999.99                    2.00%

I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Advest, Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.

LEBENTHAL NEW YORK MUNICIPAL BOND FUND

 ----------------------------------         -------------------------     ------------------------       -----------------
          Shareholder Name                    Authorized Signature              Account Number                   Date

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND

 ----------------------------------         -------------------------     ------------------------       -----------------
          Shareholder Name                    Authorized Signature              Account Number                   Date

LEBENTHAL TAXABLE MUNICIPAL BOND FUND

 ----------------------------------         -------------------------     ------------------------       -----------------
          Shareholder Name                    Authorized Signature              Account Number                   Date

/ / I intend to qualify for the volume discount checked above by combining my purchase of Fund shares with a separate purchase of Fund shares by an "immediate family member," as defined in the Fund's Prospectus.
     Family member's name: ________________
     Family member's account number: ________________

                              FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, Independent Certified Public Accountants, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                                         NEW YORK PORTFOLIO
                                                                                       (CLASS A SHARES ONLY)
                                                               ------------------------------------------------------------------
                                                                                      YEAR ENDED NOVEMBER 30,
                                                                 2002             2001        2000           1999         1998
                                                               ---------        ---------   ---------      ---------    ---------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout each period)
Net asset value, beginning of period                           $    8.31        $    7.92   $    7.64      $    8.53    $    8.32
                                                               ---------        ---------   ---------      ---------    ---------
Income from investment operations:
   Net investment income                                            0.38(a)          0.41        0.41           0.41         0.42
   Net realized and unrealized gain (loss)
     on investments                                                 0.05             0.39        0.28          (0.79)        0.21
                                                               ---------        ---------   ---------      ---------    ---------
   Total from investment operations                                 0.43             0.80        0.69          (0.38)        0.63
                                                               ---------        ---------   ---------      ---------    ---------
Less distributions:
   Dividends from net investment income                            (0.41)           (0.41)      (0.41)         (0.41)       (0.42)
   Distributions from net realized gain on investments                 -                -           -          (0.10)           -
                                                               ---------        ---------   ---------      ---------    ---------
   Total distributions                                             (0.41)           (0.41)      (0.41)         (0.51)       (0.42)
                                                               ---------        ---------   ---------      ---------    ---------
Net asset value, end of period                                 $    8.33        $    8.31   $    7.92      $    7.64    $    8.53
                                                               =========        =========   =========      =========    =========
TOTAL RETURN (without deduction of sales load)                      4.93%           10.20%       9.28%         (4.69)%       7.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                      $ 165,093        $ 147,456   $ 130,595      $ 134,857    $ 147,673
Ratios to average net assets:
   Expenses                                                         0.88%*           0.81%*      0.86%*         0.76%*       0.76%*
   Net investment income                                            4.58%(a)         4.93%       5.30%          5.00%        4.92%
Portfolio Turnover                                                 13.05%           46.32%      65.05%         59.91%       66.04%

----------

*    Includes fees paid indirectly of less than 0.01% of average net assets.
(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

                                                                                       NEW YORK PORTFOLIO
                                                                                      (CLASS B SHARES ONLY)
                                                          ----------------------------------------------------------------------
                                                                                      YEAR ENDED NOVEMBER 30,
                                                             2002              2001           2000           1999         1998*
                                                          ----------        ----------     ----------     ----------    --------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout each period)
Net asset value, beginning of period                      $     8.31        $     7.92     $     7.64     $     8.54    $   8.34
                                                          ----------        ----------     ----------     ----------    --------
Income from investment operations:
   Net investment income                                        0.33(a)           0.35           0.36           0.34        0.33
   Net realized and unrealized
     gain (loss) on investments                                 0.05              0.39           0.28          (0.80)       0.20
                                                          ----------        ----------     ----------     ----------    --------
   Total from investment income                                 0.38              0.74           0.64          (0.46)       0.53
                                                          ----------        ----------     ----------     ----------    --------
Less distributions:
   Dividends from net investment income                        (0.35)            (0.35)         (0.36)         (0.34)      (0.33)
   Distributions from net realized gain on investments             -                 -              -          (0.10)          -
                                                          ----------        ----------     ----------     ----------    --------
   Total distributions                                         (0.35)            (0.35)         (0.36)         (0.44)      (0.33)
                                                          ----------        ----------     ----------     ----------    --------
Net asset value, end of period                            $     8.34        $     8.31     $     7.92     $     7.64    $   8.54
                                                          ==========        ===========    ==========     ==========    ========
TOTAL RETURN(1)
   (without deduction of sales load)                            4.34%             9.39%          8.53%         (5.57)%      6.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                 $    7,807        $    6,142     $    4,300     $    3,909    $  2,801
Ratios to average net assets:
   Expenses+(2)                                                 1.55%**           1.55%**        1.55%**        1.55%**     1.55%**
   Net investment income(2)                                     3.90%(a)          4.16%          4.60%          4.21%       3.95%
Portfolio turnover                                             13.05%            46.32%         65.05%         59.91%      66.04%

----------

(1)  Not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
*    Class commenced operations on December 3, 1997.
**   Includes fees paid indirectly of less than 0.01% of average net assets.
+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average assets would have been 2.08%, 2.11%, 2.38%, 2.38% and 4.58% for the years ended November 30, 2002, 2001, 2000, 1999 and
     1998, respectively.
(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

                                                                                NEW JERSEY PORTFOLIO
                                                   ----------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                      2002              2001            2000            1999           1998
                                                   ----------        ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout each period)
Net asset value, beginning of period               $     6.99        $     6.73      $     6.51      $     7.20      $     6.97
                                                   ----------        ----------      ----------      ----------      ----------
Income from investment operations:
   Net investment income                                 0.31(a)           0.33            0.34            0.34            0.35
   Net realized and unrealized gain (loss)
     on investments                                      0.06              0.26            0.22           (0.69)           0.23
                                                   ----------        ----------      ----------      ----------      ----------
   Total from investment operations                      0.37              0.59            0.56           (0.35)           0.58
                                                   ----------        ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income                 (0.31)            (0.33)          (0.34)          (0.34)          (0.35)
                                                   ----------        ----------      ----------      ----------      ----------
   Total distributions                                  (0.31)            (0.33)          (0.34)          (0.34)          (0.35)
                                                   ----------        ----------      ----------      ----------      ----------
Net asset value, end of period                     $     7.05        $     6.99      $     6.73      $     6.51      $     7.20
                                                   ==========        ==========      ==========      ==========      ==========
TOTAL RETURN (without deduction of sales load)           5.39%             8.90%           8.92%          (5.07)%          8.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)          $   13,078        $   11,356      $    9,192      $    8,911      $    9,042
Ratios to average net assets:
   Expenses+                                             0.95%*            0.93%*          0.75%*          0.71%*          0.60%*
   Net investment income                                 4.41%(a)          4.66%           5.24%           4.84%           4.87%
Portfolio turnover                                      21.46%            30.46%          90.39%          52.66%          31.81%

----------

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.48%, 1.47%, 1.60%, 1.45% and 1.60% for the years ended November 30, 2002, 2001, 2000,
     1999 and 1998, respectively.
* Includes fees paid indirectly of 0.01%, 0.01%, 0.01%, 0.01% and 0.02% of average net assets for the years ended November 30, 2002, 2001, 2000, 1999 and 1998, respectively.
(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share would have been the same as noted above and the ratio of net investment income to average net assets would have been 4.40%.

                                                                                 TAXABLE PORTFOLIO
                                                   ----------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                      2002              2001            2000            1999            1998
                                                   ----------        ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout each period)
Net asset value, beginning of period               $     7,49        $     7.11      $     6.81      $     7.73      $     7.37
                                                   ----------        ----------      ----------      ----------      ----------
Income from investment operations:
   Net investment income                                 0.44(a)           0.47            0.50            0.49            0.49
   Net realized and unrealized gain (loss)
     on investments                                      0.33              0.40            0.30           (0.92)           0.36
                                                   ----------        ----------      ----------      ----------      ----------
   Total from investment operations                      0.77              0.87            0.80           (0.43)           0.85
                                                   ----------        ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income                 (0.46)            (0.49)          (0.50)          (0.49)          (0.49)
                                                   ----------        ----------      ----------      ----------      ----------
   Total distributions                                  (0.46)            (0.49)          (0.50)          (0.49)          (0.49)
                                                   ----------        ----------      ----------      ----------      ----------
Net asset value, end of period                     $     7.80        $     7.49      $     7.11      $     6.81      $     7.73
                                                   ==========        ==========      ==========      ==========      ==========
TOTAL RETURN (without deduction of sales load)          10.36%            12.22%          12.20%          (5.77)%         11.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)          $   15,738        $   13,601      $   12,504      $   13,487      $   17,789
Ratios to average net assets:
   Expenses+                                             1.00%*            1.00%*          0.90%*          0.82%*          0.70%*
   Net investment income                                 5.83%(a)          6.34%           7.25%           6.71%           6.45%
Portfolio turnover                                      22.46%            54.63%          29.26%          21.12%          23.75%

----------

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.34%, 1.35%, 1.37%, 1.15% and 1.15% for the years ended November 30, 2002, 2001, 2000,
     1999 and 1998, respectively.
*    Includes fees paid indirectly of 0.01% or less of average net assets.
(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

                              LEBENTHAL FUNDS, INC.
                      NOTICE OF PRIVACY POLICY & PRACTICES

Lebenthal Funds, Inc. recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which information may be disclosed to third parties who are not affiliated with Lebenthal Funds, Inc.

We collect nonpublic personal information about our customers from the following sources:

- ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

- CORRESPONDENCE, written, telephonic or electronic between a customer and Lebenthal Funds, Inc. or service providers to Lebenthal Funds, Inc.

We may disclose all of the information described above to certain third parties who are not affiliated with Lebenthal Funds, Inc. to process or service a transaction at your request or as permitted by law - for example sharing information with companies who maintain or service customer accounts for Lebenthal Funds, Inc. is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts. In addition, we may share information if you request or authorize the disclosure of such information.

We maintain, and require service providers to Lebenthal Funds, Inc. to maintain, policies designed to assure only appropriate access to, and use of information about, our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers. When information about Lebenthal Funds, Inc.'s customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of Lebenthal Funds, Inc.

[GRAPHIC]

LEBENTHAL
NEW YORK,
NEW JERSEY
& TAXABLE
MUNICIPAL
BOND FUNDS

PROSPECTUS MARCH 28, 2003

LEBENTHAL NEW YORK, NEW JERSEY & TAXABLE MUNICIPAL BOND FUNDS

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF SHAREHOLDER REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING:

                              LEBENTHAL FUNDS, INC.
                                  120 BROADWAY
                            NEW YORK, NEW YORK 10271
                                 (800) 594-7078
                                www.lebenthal.com

You can review and copy information about the Fund, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are also available:

- For a fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
- Free from the EDGAR Database on the Securities and Exchange Commission's Website at http://www.sec.gov.
- By electronic request (after paying a duplicating fee) at the e-mail address publicinfo@sec.gov.

                                                           SEC File No. 811-6170

                                  [LEBENTHAL THE WORKHORSE OF INVESTMENTS. LOGO]

--------------------------------------------------------------------------------


LEBENTHAL
FUNDS, INC.                                     120 BROADWAY, NEW YORK, NY 10271
                                                                  (800) 594-7078



================================================================================


Lebenthal New York Municipal Bond Fund -- Class A and Class B Shares

Lebenthal New Jersey Municipal Bond Fund

Lebenthal Taxable Municipal Bond Fund



                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------
                                 March 28, 2003

This Statement of Additional Information (SAI) is not a prospectus. It supplements the information contained in the current Prospectus dated March 28, 2003, and should be read in conjunction with the Prospectus. The Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.


Information concerning the Purchase, Redemption and Pricing of Fund Shares is incorporated by reference from the Prospectus. The Fund's financial statements are incorporated by reference from the annual report. The annual report may be obtained, without charge, by writing or calling the Fund at the numbers listed above.



                                TABLE OF CONTENTS

Fund History..............................................................2
Description of the Fund and Its Investments and Risks.....................2
Management of the Fund...................................................18
Control Persons and Principal Holders of Securities......................22
Investment Advisory and Other Services...................................22
Brokerage Allocation and Other Practices.................................28
Capital Stock and Other Securities.......................................28
Purchase, Redemption, and Pricing of Fund Shares.........................29
Taxation of the Fund.....................................................29
Underwriters.............................................................33
Calculation of Performance Data..........................................34
Financial Statements.....................................................39
Description of Security Ratings and Notes................................39
Taxable Equivalent Yield Tables..........................................43

--------------------------------------------------------------------------------
FUND HISTORY
--------------------------------------------------------------------------------



Lebenthal Funds, Inc. (the "Fund") was incorporated on August 17, 1990 in the State of Maryland.



DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


The Fund is an open-end management investment company currently consisting of two non-diversified portfolios, the New York Portfolio and the New Jersey Portfolio, and a diversified portfolio, the Taxable Portfolio. The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio. As used in this Prospectus, the term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.


As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any statutory restriction under the Investment Company Act of 1940, as amended, (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (ii) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares.

The following discussion expands upon the description of the Portfolios' investment objectives, policies and risks in the Prospectus.


DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES.

Investment Objectives, Policies and Risks of the New York and New Jersey Portfolios


The New York and New Jersey Portfolios are each municipal bond funds. The New York and New Jersey Portfolios' investment objective is to maximize income exempt from regular federal income tax and from New York State and New York City personal income taxes, with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and the New Jersey Portfolios' investment objectives, policies and risks in the Prospectus. The New York and the New Jersey Portfolios each provides tax free income that, when reinvested into additional shares of the New York and the New Jersey Portfolios, respectively, provides investors growth by increasing the value of their total investment.

The New York and the New Jersey Portfolios' assets will be invested primarily in long-term investment grade tax-exempt Municipal Bonds issued by or on behalf of the State of New York with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio, and other states, Puerto Rico and other United States territories and possessions, and their authorities, agencies, instrumentalities and political subdivisions. The term Municipal Bonds refers to municipal bonds and participation interests therein. The average maturity of the Municipal Bonds in which the New York and the New Jersey Portfolios will invest is 15-25 years. The New York and the New Jersey Portfolios each attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds with remaining maturities of one year or more the income from which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular federal income tax and from New York State and New York City personal income taxes ("New York Municipal Bonds") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Bonds") with respect to the New Jersey Portfolio. The New York and the New Jersey Portfolios may each also invest in tax-exempt bonds of issuers outside New York State or the State of New Jersey, respectively, if such bonds bear interest, the income from which is exempt from regular federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and the New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in (i) Municipal Obligations, the income from which is exempt from regular federal



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                                      -2-

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income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to federal income taxation, existing law excludes such interest from regular federal income tax. However, such tax-exempt interest may be subject to the federal alternative minimum tax. Securities, the interest income on which may be subject to the federal alternative minimum tax, may be purchased by the New York and the New Jersey Portfolios without limit. (See "Federal
Income Taxes" herein.)

The New York and the New Jersey Portfolios will invest primarily, without percentage limitations, in tax-exempt bonds which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Ratings ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolios will not necessarily dispose of a security that falls below investment grade if Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager"), determines that retention of such a security is consistent with the Portfolio's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and the New Jersey Portfolios appears herein. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The New York and the New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances, during adverse market conditions or in other appropriate circumstances, as determined by the Manager, the New York and the New Jersey Portfolios may each assume a temporary defensive position in which the New York or the New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest from which is exempt from regular federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in taxable fixed-income securities, the interest on which is subject to regular federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. The result of employing this type of temporary defensive strategy is that the New York and the New Jersey Portfolios may not achieve their investment objectives. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, F-1 by Fitch or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Bonds or New Jersey Municipal Bonds, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of each Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio

The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that this objective will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objective, policies and risks in the Prospectus.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Taxable Portfolio's assets will be invested primarily in long-term investment grade taxable bonds issued by or on behalf of states and municipal governments, other United States territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Bonds"). The average maturity of the Taxable Municipal Bonds in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds with remaining maturities of one year or more. The interest on the Taxable Municipal Bonds is includable in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)

The Taxable Portfolio will invest primarily, without percentage limitations, in bonds which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of such a security is consistent with the Portfolio's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears herein. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.


In unusual circumstances, during adverse market conditions or in other appropriate circumstances, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; tax-exempt securities; highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, F-1 by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The result of employing this type of temporary defensive strategy is that the Taxable Portfolio may not achieve its investment objective.


Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Municipal Obligations


(1) Municipal Bonds include long-term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by the Manager on the basis of the Manager's credit evaluation of the obligor, or credit enhancement issued in support of the obligation.

    Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. For example, in some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond. Revenue bonds are secured by


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    tolls, rentals, mortgage payments, tuitions, fees, that is, by earnings. Among the projects financed by revenue bonds are housing projects, turnpikes, hospitals, power plants, airports, colleges, water and sewer systems, resource recovery and solid waste disposal systems--in fact, any municipal enterprise that sustains itself by the sale of a service to the public.

    In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey Portfolio is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Internal Revenue Code (the "Code"), provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds, and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal of and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, on the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation interests in the IRB purchased by the Portfolios will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the Portfolio and provide a demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization.

(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's; SP-1, SP-2, SP-3 or SP-4 by S&P; or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein.

    Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

    The Board of Directors may adopt guidelines and delegate to the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and/or the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    that any Municipal Leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.

(5) Each Portfolio may also purchase any other federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio, but the Manager will consider such event in determining whether such Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P or Fitch ratings systems (see "Description of Security Ratings and Notes" herein for an explanation of S&P, Moody and Fitch ratings), the Manager will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.

Floating Rate and Variable Rate Securities

The Portfolios may purchase floating rate and variable rate put option securities, or participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used is that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The New York Portfolio and the New Jersey Portfolio may invest in participation interests purchased from banks in variable-rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York Portfolio and the New Jersey Portfolio intend to exercise the demand under the letter of credit only (i) upon a default under the terms of the documents of the tax-exempt security, (ii) as needed to provide liquidity in order to meet redemptions, or (iii) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.

The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. The Portfolios will purchase participation interests only if interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued Securities

New issues of certain Municipal Obligations are frequently offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held by a Portfolio are subject to changes in value. Both generally change in the same way--experiencing appreciation when interest rates decline and depreciation when interest rates rise. These fluctuations in value are based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


commitments will be established at the respective Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When a Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.

The amount payable to a Portfolio upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment is unconditional and unqualified. A stand-by commitment is not transferable by the Portfolio although it can sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

Each Portfolio will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only if the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized rating organization or, if not rated, presents a minimal risk of default as determined by the Board of Directors. Each Portfolio's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligation held by such Portfolio that is subject to the commitment.

Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular federal income taxes, while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio will be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is


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                                      -7-
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not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from regular federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey gross income tax.

Municipal Bond Insurance

The Portfolios may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Portfolios. The premiums for the policies may be paid by the Portfolios and the yield on the Portfolios' investments may be reduced thereby.

The Portfolios may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Portfolios' quality standards. The Portfolios may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Manager, such insurance would benefit the Portfolios (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are non-cancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance then such security need not be insured by the policies purchased by the Portfolio.


Taxable Securities

The New York Portfolio and the New Jersey Portfolio will attempt to invest 100% of their net assets in tax-exempt Municipal Bonds. However, if the Manager determines that the Portfolios should assume a temporary defensive position due to adverse market conditions or in other appropriate circumstances, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of their net assets in securities of the kind described below, the interest income on which is subject to federal and New York State and New York City personal income taxes or New Jersey gross income tax, respectively. The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds.


For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Bonds as well as in the securities described in this paragraph.

Repurchase Agreements

Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.

Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio, at all times during the period of the agreements, shall be fully collateralized as follows: (i) the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and (ii) the Portfolio or its custodian shall have possession of the collateral, which the Fund's Board of Directors believes will give it a


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                                      -8-
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valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board of Directors believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio.

It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio affected by such a change. The term "majority of the outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Portfolios may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(9) For purposes of the New York Portfolio and the New Jersey Portfolio, purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10)Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to


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                                      -9-
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    purchase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.

(11)Invest in securities of other investment companies, except (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12)Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of such restriction.


NEW YORK RISK FACTORS


The following information represents special considerations regarding investment in New York Municipal Obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York Municipal Obligations available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held by the New York Portfolio or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.




New York State

    The New York Economy


The terrorist attacks of September 11, 2001, have had a more devastating impact on the State economy than on the national economy as a whole. In particular, the State's financial and tourism industries have suffered as a result of the attacks. Only recently are there signs of an economic turnaround. Total State employment is expected to rise by 0.7 percent in 2003, following a 1.6 percent decline in 2002. Wages and salaries are expected to rise by 2.3 percent in 2003,



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following a decline of 3.2 percent for 2002. However, bonus payments paid to financial service workers have been significantly reduced due to the recession and the steep decline in the stock market. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the financial and insurance sectors will remain at about one-half of their 2001 peak level. Total State personal income is projected to increase 3.1 percent in 2003. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attacks resulted in a slowdown in New York that was more severe than to the nation as a whole. Nevertheless, in recent years, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the State forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

In addition, the State has noted that there are additional risks to its forecast resulting from the uncertainties in the U.S. economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the war with Iraq; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

    The 2002-03 State Financial Plan (current fiscal year) and Forecast for 2003-2006

On January 29, 2003, the Governor submitted a revised 2002-03 Financial Plan (the "Financial Plan") and projected financial plans for 2003-04 through 2005-06 as part of the proposed 2003-04 Executive Budget (the "Executive Budget"). The Financial Plan reflects revisions based on a review of actual operating results through mid-January 2003, an updated analysis of underlying economic revenue, spending trends and an accounting reclassification by the State Comptroller. The recommendations contained in the Financial Plan are expected to achieve budget balance by a series of proposed actions totaling $2.2 billion. The $2.2 billion potential imbalance reflects projected lower receipts of $2.1 billion and higher spending of just over $100 million. The budget is expected to be kept in balance by $692 million of savings initiatives, including debt management actions to take advantage of lower interest rates ($364 million), and the Governor's imposition of stringent controls on operations including a five percent reduction in State agency spending, in addition, aggressive use of the targeted retirement incentive plan, and federal maximization efforts ($328 million). To avoid disruptive mid-year reductions to school aid and other local assistance programs, the Governor is proposing the sale of tobacco settlement payments of $1.9 billion in 2002-03 -- $1.5 billion to help maintain 2002-03 budget balance and the remainder to act as a reserve for use in 2003-04.

The Financial Plan projects total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, of $39.94 billion, a decrease from 2001-02 of $1.21 billion but $40 million above the projections contained in the October 30, 2002 mid-year update (the "Mid-Year Update"). The Financial Plan projects total General Fund disbursements, including transfers of other funds, of $39.79 billion in 2002-03, a net decrease of $266 million from the restated Mid-Year Update. The State expects to end the 2002-03 fiscal year with a closing General Fund balance of $1.18 billion, an increase of $467 million from the Mid-Year Update. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund.

On February 28, 2003, the Governor submitted amendments to the Executive Budget and, at the same time, the Division of Budget (the "DOB") issued a revised Financial Plan for the 2002-03 through 2005-06 fiscal years to reflect the impact of the Governor's proposed amendments to the Executive Budget. The revised 2002-03 Financial Plan shows an additional shortfall in the current year of $180 million due largely to lower than expected tax audit recoveries because of delays in implementing a multi-year technology plan ($200 million) and higher costs associated with homeland security ($5 million), offset by lower spending for the preschool handicapped program ($25 million). This shortfall will be financed by net savings from the Governor's proposed amendments to the Executive Budget which are projected to be $180 million in 2003-04, $99 million in 2004-05, and $90 million in 2005-06.

The State is facing a potential $9.3 billion shortfall in 2003-04. The Governor's Executive Budget recommendations are expected to close the entire shortfall. These recommendations include State spending restraints, various revenue



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                                      -11-
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proposals and the use of tobacco securitization proceeds. Most of the revenue shortfall is due to lower than expected income tax receipts, while the increased spending is primarily for Medicaid, welfare, debt service, pensions, school aid and health insurance. Also, the use of reserves in 2002-03 helped offset the losses created in the wake of the World Trade Center disaster, but these reserves are now unavailable in 2003-04. However, the Executive Budget projects General Fund budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06. These budget gaps assume the State Legislature will enact the Executive Budget and the accompanying legislation in its entirety and do not assume any possible collective bargaining salary increases, or additional spending efficiencies.


    Special Considerations


The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

Recent events have increased the risks to the forecast for both employment and wages. The war with Iraq has begun and the concomitant threat of terrorist acts has significantly increased. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in January and February of this year, due largely to uncertainty related to pending military conflict. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.


    Ratings


Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A2 and AA, respectively.

On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On March 5, 2003, Standard & Poor's reaffirmed its AA rating and its stable outlook on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On March 10, 2003, Moody's reaffirmed its A2 rating and its stable outlook on the State's general obligation bonds. In February 2003, Fitch Ratings reaffirmed its AA rating and issued a negative rating watch on the State's general obligation bonds.


New York City
        Overview

The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment

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                                      -12-
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earnings. Additionally, the City is the nation's leading tourist destination.
Manufacturing activity in the City is conducted primarily in apparel and printing.


The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which is currently authorized to have outstanding $2.5 billion in recovery bonds and notes. The City's program for financing capital projects for fiscal years 2002 through 2006 includes the anticipated issuance of approximately $13.6 billion of general obligation bonds and approximately $3.9 billion of bonds (excluding obligations issued to pay costs relating to the September 11 attacks) to be issued by the TFA. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.

    The 2003-07 Financial Plan

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On November 18, 2002, the City took the unprecedented step of releasing two months early a detailed plan for closing a $6.4 billion gap between forecast revenues and expenses. This November plan was a modification to the financial plan submitted to the Central Board on June 26, 2002. Subsequently, on January 28, 2003, the City submitted to the Central Board its financial plan (the "City Financial Plan") setting forth projected revenues and expenses for operations for fiscal years 2003 through 2007. The City Financial Plan indicated that since November, agency cuts have been put in place and the City property tax has been increased, although not at the rate anticipated in the November plan. To achieve balanced budgets for 2003 and 2004, the City Financial Plan contains a gap-closing program that has been developed to eliminate the projected gaps of $486 million in 2003 and $3.4 billion in 2004. However, the recurring savings from implementation of the City Financial Plan will leave remaining gaps of $1.5 billion in fiscal 2005 and $2.0 billion in fiscal years 2006 and 2007. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.


    Special Considerations


The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

With respect to the impact of September 11 on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources which will be required.

Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will



--------------------------------------------------------------------------------
                                      -13-
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maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City is not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic. It is of little surprise, given the weak labor market and Wall Street's performance, that conditions in the City's commercial real estate market have significantly deteriorated. By the end of 2002, there were nearly 26 million square feet of primary office space available on the market, compared to 16 million square feet at the start of the year. With so much vacant space available for lease, landlords have been forced to lower rents considerably. With additional job losses anticipated, both the Downtown and Midtown primary office markets are expected to worsen in 2003.


    Ratings


Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.

On November 26, 2002, Standard & Poor's revised its outlook on the City's general obligation bonds to negative from stable. On February 24, 2003, Standard & Poor's reaffirmed its A rating and its negative outlook on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On February 24, 2003, Moody's reaffirmed its A2 rating and its negative outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On February 26, 2003, Fitch Ratings reaffirmed its A+ rating and its negative outlook on the City's general obligation bonds.


Litigation

A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.


The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002, amounted to approximately $4.3 billion.



NEW JERSEY RISK FACTORS


The following information represents special considerations regarding investment in New Jersey Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is based on information drawn from official statements relating to New Jersey Municipal Obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such official statements has not been independently verified.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on New Jersey State (the "State" or "New Jersey") or local government finances, generally, will not adversely affect the market value of New Jersey Municipal Obligations held by the New Jersey Portfolio or the ability of particular issues to make timely payments of debt service on these obligations.

New Jersey Economic Information and Trends

New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.



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                                      -14-

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During calendar year 2002, New Jersey's economy continued at a sluggish pace similar to the rest of the nation. The economic slow down began in 2001, with average annual employment declining by 0.7% as compared to the 2.4% growth experienced in 2000. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001. Due to weakening labor market conditions, New Jersey's personal income growth also moderated to a 3% rate in 2001, substantially below the record pace of 9.9% in 2000. The current estimate of 2002 personal income growth is in the 4% range.

New Jersey's unemployment rate in November 2002 was 5.6%, up from an average annual rate of 4.2% for 2001. The unemployment rate climbed in early 2002, reaching 5.6% in March, declined to 5.3% in August, climbed back to 5.6% in October and remained flat in November 2002. Although growth in the job market is still weak, New Jersey's employment level continues to remain above four million, showing positive monthly gains in October and November 2002, the first such monthly gains since late 2001.

Economic forecasts as of December 2002 for the national and State economies project a slightly weaker economic performance in 2003 than was anticipated at the beginning of the fiscal year. The Federal Reserve expects the recovery to remain uneven over the near term, but to continue in view of the growth in productivity and low interest rates. Economic activity is expected to pick up modestly in 2003 and accelerate in 2004.

New Jersey's economy is expected to follow the national trend in 2003. Employment growth is projected to grow moderately at close to 1% in 2003. Personal income growth in New Jersey is expected to grow modestly in 2003 to 4.3%. Housing starts are expected to ease slightly in 2003. New vehicle registrations are projected to moderate from the high levels set in 2000 and 2001 but remain close to 630,000+ units in 2003. Inflation is expected to remain modest, below 2.5% in 2003. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables in the State.

To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall if consumers, investors, and businesses become more cautious than currently assumed. However, the fundamentals of New Jersey's economic health remain stable and the long run prospects for economic growth of New Jersey in 2003 and beyond are favorable.

New Jersey's Budget and Appropriation System - Current Operating Expenses

The General Fund: New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2000 was $187.7 million, for fiscal year 2001 was $388.7 million and for fiscal year 2002 was $292.3 million. For fiscal year 2003, the balance in the undesignated General Fund is estimated to be $100 million. The fund balances are available for appropriation in succeeding fiscal years. There have been positive undesignated fund balances in the General Fund at the end of each fiscal year since the New Jersey Constitution was adopted in 1947.

Tax and Revenue Anticipation Notes: In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3.1 billion of such notes for fiscal year 2003. New Jersey issued notes in the amount of $1.9 billion on July 23, 2002. Such notes are payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings

New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are secured by the full faith and credit of New Jersey. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2002 was $3,170,939,218. The recommended appropriation for the debt service obligation on outstanding indebtedness is $433.9 million for fiscal year 2004. In addition to payment from bond proceeds, capital projects can also



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2004, the amount recommended for appropriation for this purpose is $1,024.4 million.

Other Long Term Debt Obligations of New Jersey

Bonds Guaranteed by New Jersey: The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $55,670,000 were outstanding as of June 30, 2002. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

"Moral Obligation" Bonds: The authorizing legislation for certain New Jersey authorities and instrumentalities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Specifically, pursuant to such legislation, a designated official is required to certify any deficiency that may exist in a debt service reserve fund maintained to meet the payment of principal of and interest on the obligations of such entities. Upon receipt of such certification of deficiency, an appropriation by the New Jersey Legislature is to be made in the amount of the deficiency. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2002, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $819,135,000 and fiscal year 2003 debt service subject to "moral obligation" is $47,003,456.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation: New Jersey has entered into a number of leases and contracts (collectively, the "Agreements" and each an "Agreement") with several New Jersey authorities and instrumentalities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption below entitled "Litigation" for a discussion of Lonegan, et al. v. State of New Jersey, et al., challenging the constitutionality of various New Jersey statutes that authorize the issuance by various New Jersey authorities and instrumentalities of bonds secured by payments from New Jersey that are subject to annual appropriation by the New Jersey Legislature.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities

Certain New Jersey authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those New Jersey authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.


Counties and Municipalities

New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments (each a "local unit") remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs. This statutory process insures, among other things, that (i) every local unit annually adopts a budget, balanced on a cash basis, making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, (ii) the accounts of each such local unit are independently audited by a registered municipal accountant and (iii) the year-to-year increase of the total appropriations of any local unit remains within statutory limits. New Jersey law also regulates the issuance of debt by local units.


School Districts

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local units. Similarly, school district bonds are issued in conformity with applicable statutory provisions.



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                                      -16-

--------------------------------------------------------------------------------



Local Financing Authorities

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units. Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new local authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by local authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of local authorities and special districts. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of a local authority or special district, and on any proposed financing agreement between a local unit and a local authority or special district.


Litigation of the State of New Jersey

At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The majority of these claims and cases have historically proven to be of substantially less value than the amount originally claimed. New Jersey is unable to estimate its exposure for these claims and cases and does not formally estimate its reserve representing potential exposure for these claims and cases.


An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to New Jersey Municipal Obligations available as of the date of this Statement of Additional Information.

In addition to lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, Lonegan, et al. v. State of New Jersey, et al. has been filed, challenging the constitutionality of various New Jersey statutes (collectively, the "State Contract Statutes") which authorize the issuance by various New Jersey authorities and instrumentalities of bonds (the "State Contract Bonds") that are payable from amounts to be paid by the New Jersey Treasurer, subject to annual appropriation by the New Jersey Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the New Jersey Constitution of the State of New Jersey (the "State Constitution"). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the New Jersey Constitution, Article II, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of New Jersey and the named New Jersey authorities and instrumentalities (the "State Parties") by granting their motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the New Jersey Constitution. This decision was affirmed by a 2-1 vote of the Appellate Division of the Superior Court on March 26, 2001. On August 21, 2002, the Supreme Court of New Jersey (the "Supreme Court") affirmed the holding of the Appellate Division relating to the constitutionality of one of the State Contract Statutes and, with respect to all other State Contract Statues, held the case over for reargument and ordered the parties to file supplemental briefs. Specifically, the Supreme Court directed the parties to "assume in their presentations that the [Supreme] Court intends to reconsider its precedents sustaining contract debt (or debt subject to future appropriations) ..." and to "discuss whether ... the [Supreme] Court's decision should be given a future effective date if any of the State's bonding practices are invalidated under the Debt Limitation Clause." Reargument before the Supreme Court was held on October 21, 2002. As of the date of this Statement of Additional Information, the Supreme Court has not released a decision.

On September 20, 2002, the Supreme Court issued an order denying clarification of its August 21, 2002 decision. The State Parties had sought clarification that, in the event the Supreme Court were to strike down any statute authorizing the issuance of appropriation-backed bonds, it would not apply that decision retroactively to invalidate any bonds sold prior to



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



the Supreme Court's final decision. Although determining that clarification of its decision was not warranted, the Supreme Court noted that various courts, including the Supreme Court, have previously denied the plaintiffs' request for preliminary injunctive relief, and that the plaintiffs have since represented to the Supreme Court that they do not seek retroactive application of any Supreme Court ruling as to any bonds that have been issued as of the date of the Supreme Court's final decision. It appears that the Supreme Court's statement may enable the State Parties to continue issuing bonds under the State Contract Statutes pending final resolution of the Lonegan litigation.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, a division of Boston Advisors, Inc. to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of the Manager or employees of the Manager or its affiliates.

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Fund's independent accountants. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Fund and for pre-approving certain non-audit services performed by the accountants for the Manager and certain control persons of the Manager.(1) The Audit Committee also meets with the Fund's accountants to review the Fund's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The members of the Committee are Victor Chang, Hugh A. Dunlap, Jr. and Penny Zuckerwise. The Committee met one time during the fiscal year ended November 30, 2002.

The Board also has a Nominating Committee comprised of Victor Chang, Hugh A. Dunlap, Jr. and Penny Zuckerwise, to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee met one time during the fiscal year ended November 30, 2002. The Nominating Committee currently does not consider nominees recommended by shareholders.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise stated, the address for each individual is 120 Broadway, New York, New York 10271.

_______________
(1) These pre-approval obligations are effective as of May 6, 2003, under applicable regulations.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                           Term of                                            Number of
                                         Office and                                         Portfolios in
                           Position(s)    Length of                                          Fund Complex
            Name,           held with       Time            Principal Occupation(s)          Overseen by       Other Directorships
       Address and Age      the Fund       Served(2)          During Past 5 Years              Director          Held by Director
       ---------------    -------------  -----------      ----------------------------    -----------------  -----------------------

Disinterested Directors
-----------------------

Victor Chang                Director     Since 1990  Retired. Guest lecturer and researcher       3                  None
One Federal Street                                   for central banks and the U.S. and
Boston, MA 02110                                     foreign governments. President of V.C.
Age 64                                               Management Co., Inc. which was in the
                                                     business of providing financial
                                                     analysis and economic consulting
                                                     (1980-1996). Vice President of and
                                                     consultant to Fuji Securities Company
                                                     Inc. (1996-1998).

Hugh A. Dunlap, Jr.         Director     Since 2002  Retired.                                     3           Trustee of Boston
One Federal Street                                                                                            Advisors Trust since
Boston, MA 02110                                                                                              January 2001
Age 72

Penny Zuckerwise            Director     Since 2002  Principal and founder, Wiserock L.L.C.       3           Current Board/Advisory
Wiserock, L.L.C.                                     since 1999, a company which provides                     Board positions
One West 81st Street                                 strategy, management oversight and                       include BBR Partners,
New York, NY 10024                                   business advice. Co-founder, general                     an asset management
Age 47                                               partner and governing board member,                      and advisory services
                                                     Boldcap Ventures LLC (formerly                           firm, Lioness Capital
                                                     Angels4equity) since June 2000, a                        partners, a private
                                                     private equity investment fund.                          equity fund investing
                                                     President and Chief Operating Officer,                   in women and minority
                                                     Chancellor LGT Asset Management                          owned companies, and
                                                     (currently INVESCO) from 1991 to 1998.                   Colspace, a software
                                                                                                              based knowledge
                                                                                                              management company.

Interested Director(3) and Officers
-----------------------------------

Alexandra Lebenthal       Director and   Since 2002  Director and Chairman of the Fund since      3           Director of Advest,
Age 39                      Chairman                 March 2002. President of the Fund from                   Inc. and the Advest
                                                     1995 to February 2002. President of                      Bank and Trust Company
                                                     Lebenthal, a division of Advest, Inc.                    since 2001.
                                                     since 2002. Director, Senior Vice
                                                     President and Senior Managing Director
                                                     of Advest, Inc. since 2001. President
                                                     of Lebenthal & Co., Inc. from 1995 to
                                                     June 2002. Executive Vice President of
                                                     Lebenthal Asset Management, Inc. from
                                                     1997 to June 2002.

Michael J. Vogelzang        President    Since 2002  President of the Fund since February        N/A                 N/A
One Federal Street                                   2002. President and Chief Investment
Boston, MA 02110                                     Officer of Boston Advisors, Inc. since
Age 41                                               April 1999 and Senior Vice President
                                                     and Chief Investment Officer from
                                                     August 1997 to 1999. Trustee, President
                                                     and Chief Executive Officer of Boston
                                                     Advisors Trust since March 2000. Senior
                                                     Vice President and Portfolio Manager of
                                                     Freedom Capital Management Corp. from
                                                     September 1991 to August 1, 1997.



_______________
(2) Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(3) "Interested person" of the Fund as defined in the 1940 Act. Alexandra Lebenthal is considered an "interested person" of the Fund because of her affiliation with Advest, Inc. (the "Distributor").


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                           Term of                                            Number of
                                         Office and                                         Portfolios in
                           Position(s)    Length of                                          Fund Complex
            Name,           held with       Time            Principal Occupation(s)          Overseen by       Other Directorships
       Address and Age      the Fund       Served(2)          During Past 5 Years              Director          Held by Director
       ---------------    -------------  -----------      ----------------------------    -----------------  -----------------------

Donna C. McAdam             Treasurer    Since 2002  Treasurer of the Fund since February        N/A                   N/A
One Federal Street                                   2002. Vice President and Chief
Boston, MA 02110                                     Operating Officer of Boston Advisors,
Age 56                                               Inc. since April 1987. Treasurer and
                                                     Chief Financial Officer of Boston
                                                     Advisors Trust since March 2000.


Gregory Serbe               Secretary    Since 2002  Secretary of the Fund since 2000.           N/A                  N/A
Age 57                                               Senior Portfolio Manager of the Fund
                                                     since April 1, 2001, and Assistant
                                                     Portfolio Manager of the Fund from 1998
                                                     to 2001. President of Lebenthal Asset
                                                     Management, a division of Boston
                                                     Advisors, Inc. and Senior Vice
                                                     President of Boston Advisors, Inc.
                                                     since 2002. Managing Director of
                                                     Lebenthal Asset Management, Inc. from
                                                     1998 to 1999, Senior Managing Director
                                                     of Lebenthal Asset Management, Inc.
                                                     from 1999 to 2000, Executive Vice
                                                     President and Chief Operating Officer
                                                     of Lebenthal Asset Management, Inc.
                                                     from 2000 to 2001 and President of
                                                     Lebenthal Asset Management, Inc. from
                                                     2001 to June 2002. Personal account
                                                     executive with Lebenthal & Co., Inc.
                                                     from 1997 to 1998.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2002:




                                                                      Aggregate Dollar Range of
                                                                    Equity Securities in All Funds
                                                                    Overseen or to be Overseen by
                                 Dollar Range of Equity              Director or Nominee in Family
Name of Director                  Security in the Fund                  of Investment Companies
----------------               --------------------------          ---------------------------------

Disinterested Directors
-----------------------

Victor Chang                              None                                   None

Hugh A. Dunlap, Jr.                       None                                   None

Penny Zuckerwise                          None                                   None

Interested Director
-------------------

Alexandra Lebenthal                Lebenthal New York                      $10,001-$50,000
                                   Municipal Bond Fund
                                       $1-$10,000

                                  Lebenthal New Jersey
                                   Municipal Bond Fund
                                          None



_______________
(2) Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                    Lebenthal Taxable
                                   Municipal Bond Fund
                                     $10,001-$50,000


The table below illustrates that the Portfolios paid an aggregate remuneration of $8,000 to the disinterested directors of the Fund for the period ended November 30, 2002, pursuant to the terms of the Management Contracts between the Fund, on behalf of each Portfolio, and the Manager (see "Investment Advisory and Other Services" herein).


                                                 COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------
                                                     Pension or
                               Aggregate          Retirement Benefits   Estimated Annual  Total Compensation
       Name of Person,      Compensation From     Accrued as Part of      Benefits Upon    From Fund Complex
          Position         Fund for Fiscal Year     Fund Expenses          Retirement      Paid to Directors*
---------------------------------------------------------------------------------------------------------------
Victor Chang,                   $3,000                   $0                    $0              $3,000
Director

Robert F. Godfrey,**            $2,000                   $0                    $0              $2,000
Director

Penny Zuckerwise,               $3,000                   $0                    $0              $3,000
Director


_______________
* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 2002. The Fund Complex consists of the three Portfolios of the Fund.

**  Mr. Godfrey resigned as director of the Fund effective September 1, 2002.


                                 CODE OF ETHICS

The Fund and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act. The Manager has also adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics restrict the personal investing activities of certain Access Persons and others, as defined in the respective Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Fund. Such Access Persons are generally required to pre-clear security transactions with the compliance officer or his designee and to report all transactions on a regular basis. The compliance officer or his designee has the responsibility for interpreting the provisions of the Codes of Ethics, for adopting and implementing procedures for the enforcement of the provisions of the Codes of Ethics, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the compliance officer or designee shall take appropriate action. The Fund, Distributor, and Manager have each developed procedures for administration of the Codes of Ethics.



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


On February 28, 2003 there were 20,069,902; 1,012,544; 1,924,500 and 2,277,683 shares of the New York - Class A Portfolio, New York - Class B Portfolio, New Jersey Portfolio, and Taxable Portfolio outstanding, respectively. As of February 28, 2003, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Portfolio's outstanding shares as of February 28, 2003:


    Name and Address                          % of Class     Nature of Ownership
    ----------------------------------------------------------------------------
    Lebenthal New York Class A Shares

    None                                         ---                ---

    Lebenthal New York Class B Shares

    Martha M. Bloch
    c/o Lebenthal
    120 Broadway
    New York, New York  10271                     5%              Beneficial

    Lebenthal New Jersey Municipal Bond Fund

    Harold A. Golle
    c/o Lebenthal
    120 Broadway
    New York, New York  10271                     6%              Beneficial

    Lebenthal Taxable Municipal Bond Fund

    None                                         ---                 ---


INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

The manager of the Fund is Lebenthal Asset Management, a division of Boston Advisors, Inc. The Manager, with its principal office at One Federal Street, 26th Floor, Boston, Massachusetts 02110, is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"), which is a wholly owned subsidiary of The MONY Group Inc. ("MONY"). MONY (NYSE: MNY) provides life insurance, annuities, mutual funds, brokerage, asset management, business and estate planning, trust and investment bank products and services to individual and institutional clients through several member companies. Advest Group, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Boston Advisors, Inc. was, as of February 28, 2003, manager, adviser or supervisor with respect to assets aggregating in excess of $3 billion.


Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.


The Management Contracts for each Portfolio were approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund, on October 25, 2001, for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio. The Management Contracts were approved by a majority of each Portfolio's shareholders at a meeting held on March 25, 2002.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



In determining whether to approve the Management Contracts, the Board considered information about, among other things, (i) the Manager* and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process; (ii) the terms of the Management Contracts; (iii) the scope and quality of the services that the Manager has been providing to the Portfolios; (iv) the investment performance of the Portfolios and of similar funds managed by other advisers; (v) the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager; and (vi) compensation payable by each Portfolio to affiliates of the Manager for other services.

In addition to reviewing these factors, which the Board regularly considers on an annual or more frequent basis, the Directors also gave particular consideration to matters relating to the possible effects on the Manager and the Fund of the acquisition of Lebenthal & Co., Inc.** ("Lebenthal") by Advest Group. Among other things, the Directors considered: (i) the stated intention of Lebenthal, Advest Group and the Manager that the acquisition not change the investment approach or process used by the Manager in managing the Portfolios of the Fund; (ii) representations of certain senior executives of the Manager and the portfolio manager of the Fund that they have no intention of terminating their employment with the Manager as a result of Advest Group's acquisition of Lebenthal, and representations of the Manager, Lebenthal and Advest Group that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition; (iii) assurances from the Manager that it has no plans, as a result of or in connection with Advest Group's acquisition of Lebenthal, to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund; (iv) the general reputation and the financial resources of Advest Group; and (v) the fact that affiliates of the Manager who currently provide distribution and shareholder services to the Portfolios of the Fund are willing to continue to do so following the acquisition, and that the compensation rates payable by the Portfolios of the Fund for these services are not expected to change as a result of the acquisition.

The Management Contract for each Portfolio has an initial term which extends for a two-year period, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors. In either case, a majority of the directors, who are not parties to the Management Contracts or interested persons of any such party, must cast votes in person at a meeting for the purpose of voting on such matter.


The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


The following table indicates the fees that the Fund paid to the Manager under the Management Contracts for the last three fiscal years:


_______________
* The name of the Fund's investment manager at the time the Board of Directors and Shareholders approved the Management Contracts was Lebenthal Asset Management, Inc. Lebenthal Asset Management, Inc. subsequently merged into Boston Advisors, Inc.
** Lebenthal & Co., Inc. was the name of the Fund's distributor before it merged into Advest, Inc.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                            FEES PAID TO THE MANAGER

                                                  Fiscal Year Ended November 30,
    Portfolio                                2002             2001            2000
    -----------------------------------------------------------------------------------
    New York
       Gross Fee earned pursuant to
         Management Contract             $    361,683    $    327,572    $    304,083
       Management fee reimbursed                   --              --              --
                                         ----------------------------------------------
       Net fee paid to Manager           $    361,683    $    327,572    $    304,083

       Net Assets                        $172,899,936    $153,597,825    $134,894,794

    New Jersey
       Gross Fee earned pursuant to
         Management Contract             $     30,487    $     25,846    $     21,609
       Management fee reimbursed               30,487          25,846          21,609
                                         ----------------------------------------------
       Net fee paid to Manager           $         --    $         --    $         --

       Net Assets                        $ 13,077,732    $ 11,356,329    $  9,191,538

    Taxable
       Gross Fee earned pursuant to
         Management Contract             $     35,719    $     32,513    $     31,775
       Management fee reimbursed               12,208          12,967          26,727
                                         ----------------------------------------------
       Net fee paid to Manager           $     23,511    $     19,546    $      5,048

       Net Assets                        $ 15,738,027    $ 13,600,531    $ 12,504,055



Administrator

The Fund's administrator is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement, the Administrator provides all administrative services reasonably necessary for each Portfolio, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the Administrator and the Manager, the Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio, (ii) assisting Fund officers in preparing Portfolio tax returns, (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals, (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries, (v) coordinating the activities of the Manager, custodian, legal counsel and independent accountants, (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus, (vii) monitoring daily the Portfolios' accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding, (viii) evaluating expenses, projecting future expenses, and processing payments of expenses, and (ix) monitoring and evaluating performance of bookkeeping and related services by State Street Bank and Trust Company, the bookkeeping agent for the Portfolios.

For the services rendered by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to 0.08% per annum of the average daily net assets of each Portfolio up to $125 million, 0.06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and 0.04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000. The Administration


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Agreement's initial term extended to December 1, 1999. Thereafter, the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.

The following table indicates the fees that the Fund paid to the Administrator for the last three fiscal years:


                         FEES PAID TO THE ADMINISTRATOR
--------------------------------------------------------------------------------
                                      Fiscal Year Ended November 30,
Portfolio                        2002             2001               2000
--------------------------------------------------------------------------------
   New York                  $ 149,157         $ 148,989          $ 151,003
   New Jersey                $  11,804         $  10,201          $   9,345
   Taxable                   $  13,136         $  12,910          $  12,538



COUNSEL AND AUDITORS


Legal matters in connection with the issuance of shares of stock of the Fund and New York law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

Matters in connection with New Jersey law are passed upon by McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, independent accountants, have been selected as auditors for the Fund.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund retains National Financial Data Services, the delegatee of State Street Bank and Trust Company, 330 West 9th Street, Kansas City, Missouri 64105, to perform transfer agency related services for the Fund.



DISTRIBUTION AND SERVICE PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission ("SEC") requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio (the "Plans").

In accordance with the Rule, the Plans provide that all written agreements relating to each Plan entered into between either the Portfolios or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolio and the distributor pursuant to each Plan and identifying the distribution activities for which those expenditures were made.


The distributor for the Fund is Advest, Inc., with offices at 90 State House Square, Hartford, Connecticut 06103. The Distributor is a wholly owned subsidiary of Advest Group. The Distributor is a registered broker-dealer.


The New York Portfolio

Pursuant to its Plans, the Fund, on behalf of the New York Portfolio, and the Distributor have entered into Distribution Agreements with respect to the Class A and Class B shares. Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement for the Class A shares, the Distributor receives from the Class A shares of the New York Portfolio a fee equal to 0.25% per annum of the average daily net assets of the Class A shares of the Portfolio as a service fee (the "Service Fee"). Under the Distribution Agreement for the Class B shares, the Distributor receives from the Class B shares of the New York Portfolio an aggregate fee equal to 1% per annum of such Class B shares' average daily net assets which includes (i) an asset based sales charge (the "Asset Based Sales Charge") equal to 0.75% per annum of its average daily net assets to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


compensate the Distributor for sales commissions paid by the Distributor for sales of the Portfolio's Class B shares and (ii) 0.25% of its average daily net assets as the Service Fee. These fees are accrued daily and paid monthly and can be used to provide shareholder servicing and for the maintenance of shareholder accounts. The Distribution Agreements also provide that the Distributor may make payments from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the Portfolio.


The Plans provide that, in addition to the Service Fee, the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreements and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the Fund's Prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements or Management Contract in effect for that year.

The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Board of Directors most recently approved the Plans for the Class A and Class B shares on July 25, 2002, to be effective until July 31, 2003. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or by the New York Portfolio's Class A and Class B shareholders.

For the fiscal year ended November 30, 2002, the amount payable to the Distributor under the Plan and the Distribution Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Class A shares totaled $388,352. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for printing and marketing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $388,352 on compensation to sales personnel, $0 on interest, carrying or other financing charges and $0 on miscellaneous expenses. For the fiscal year ended November 30, 2002, the total amount spent pursuant to the Plan for Class A shares was 0.25% of the average daily net assets of the Class A shares of the New York Portfolio, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement.

For the fiscal year ended November 30, 2002, the amount payable to the Distributor under the Plan and the Distribution Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Class B shares totaled $67,507, of which $35,707 was waived. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for printing and marketing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $67,507 on compensation to sales personnel, $0 on interest, carrying or other financing charges and $0 on miscellaneous expenses. For the fiscal year ended November 30, 2002, the total amount spent pursuant to the Plan for Class B shares was 1.00% of the average daily net assets of the Class B shares of the New York Portfolio, of which 0.47% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement, and an amount representing 0.53% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The New York Portfolio had no unreimbursed expenses in a previous fiscal year which were carried forward to a subsequent fiscal year.


The New Jersey Portfolio and the Taxable Portfolio

Pursuant to each Portfolio's Plan, the Fund, on behalf of each of the New Jersey Portfolio and the Taxable Portfolio, and the Distributor have entered into Distribution Agreements and Shareholder Servicing Agreements. Under each Portfolio's Distribution Agreement, the Distributor, as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the Portfolios for their distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum of each Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.


For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey Portfolio and the Taxable Portfolio a service fee equal to 0.25% per annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for (i) shareholder servicing and maintenance of shareholder accounts and (ii) payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.

The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and (ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Portfolios and preparing the printing subscription application forms for shareholder accounts.


Each Portfolio's Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, (ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount which each Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.

The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Board of Directors most recently approved the Plans on July 25, 2002, to be effective until July 31, 2003. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.

For the fiscal year ended November 30, 2002, the amount payable to the Distributor under the Plan and the Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the New Jersey Portfolio totaled $30,487, all of which was waived. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for printing and marketing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $30,487 on compensation to sales personnel, $0 on interest, carrying or other financing charges and $0 on miscellaneous expenses. For the fiscal year ended November 30, 2002, the total amount spent pursuant to the Plan was 0.25% of the average daily net assets of the New Jersey Portfolio, none of which was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.25% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



For the fiscal year ended November 30, 2002, the amount payable to the Distributor under the Plan and the Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Taxable Portfolio totaled $35,719, all of which was waived. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for printing and marketing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $35,719 on compensation to sales personnel, $0 on interest, carrying or other financing charges and $0 on miscellaneous expenses. For the fiscal year ended November 30, 2002, the total amount spent pursuant to the Plan was 0.25% of the average daily net assets of the Taxable Portfolio, none of which was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.25% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.


The New Jersey and Taxable Portfolios had no unreimbursed expenses in a previous fiscal year which were carried over to subsequent years.


BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. None of the Portfolios expect to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases participation interests in variable rate Municipal Bonds with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation interests, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Portfolios will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


The authorized capital stock of the Fund consists of twenty-six billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. The Fund's Board of Directors on July 31, 1997, approved the Fund's Rule 18f-3 Multi-Class Plan and the creation of classes of shares for each of the series. Currently, only the New York Portfolio offers for sale two classes of shares. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception of the Class B shares of the New York Portfolio, which convert to Class A shares



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



approximately eight years after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of the Fund's revised Management Contract with respect to a particular class or series of stock, (iii) for ratification of the selection of independent public accountants, (iv) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (v) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act (including the removal of Fund directors), and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



PURCHASE, REDEMPTION, AND PRICING OF FUND SHARES
--------------------------------------------------------------------------------

The material relating to the purchase, redemption, and pricing of shares in the Prospectus is herein incorporated by reference.

This Statement of Additional Information contains additional information which may be of interest to investors.


Class A Shares of each of the Portfolios are generally sold with a sales charge payable at the time of purchase. As used herein and unless the context requires otherwise, the term "Class A Shares" includes shares of Portfolios that offer only one class of shares. The Prospectus contains a table of applicable sales charges. Certain purchases of Class A Shares may be exempt from a sales charge.

Class B Shares are sold subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The Prospectus contains a table of applicable CDSCs. The maximum purchase of Class B shares is $250,000.


Class B Shares will automatically convert into Class A Shares at the end of the month eight years after the purchase date. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Directors may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes.

No CDSC is imposed on shares subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) if permitted in the future, were exchanged for shares of another Portfolio, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holdings period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.


TAXATION OF THE FUND
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" generally (property held for investment), and who are not subject to special tax treatment, such as securities dealers, financial institutions, insurance companies and foreign investors. Shareholders should consult their tax advisers in


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

The Fund intends to continue to elect tax treatment, and maintain its qualification as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of the assets of each Portfolio must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.


The New York Portfolio and the New Jersey Portfolio


The New York Portfolio and the New Jersey Portfolio (a "Tax-exempt Fund" and collectively, the "Tax-exempt Funds") have each elected to qualify under the Code, and the New York Portfolio also has elected to qualify under New York law as a "regulated investment company" that distributes "exempt-interest dividends". Each Tax-exempt Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Tax-exempt Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If each Tax-exempt Fund fails to qualify as a regulated investment company, it will be taxed on all its earnings and its shareholders will be taxed on all its distributions.


Each Tax-exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends) paid by a Tax-exempt Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Tax-exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Tax-exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by a Tax-exempt Fund's shareholders (with certain exceptions) as items of interest excludable from their gross income. However, the amount of tax-exempt interest received will have to be disclosed on the shareholders' federal income tax returns. If a shareholder receives an exempt-interest dividend with respect to any share and then disposes of the share while it has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of a Tax-exempt Fund, including interest on margin debt, is not deductible. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Tax-exempt Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Taxpayers (other than corporations) are required to include, as an item of tax preference for purposes of the federal alternative minimum tax, all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds is used in a non-governmental trade or business other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from a Tax-exempt Fund that is attributable to any post-August 7, 1986 private activity bonds acquired by the Tax-exempt Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income determined without this provision. In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest. A shareholder is advised to consult his or her tax advisers with respect to whether exempt-interest dividends retain the exclusion from income if such shareholder is a substantial user or related person with respect to some or all of the private activity bonds, if any, held by a Tax-exempt Fund.

Each Tax-exempt Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments and exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. Each Tax-exempt Fund will be subject to federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Tax-exempt Fund will be allocated between tax-exempt and taxable income in the same


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


proportion as the amount of the Tax-exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Ordinary income is currently subject to a maximum individual tax rate of 38.6%. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Tax-exempt Funds' shareholders. A Tax-exempt Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Tax-exempt Fund shares. However, Tax-exempt Fund shareholders, who at the time of such a net capital gain distribution have not held their Tax-exempt Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. If the securities held by a Tax-exempt Fund appreciate in value, purchasers of shares of the Tax-exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-exempt Funds' shareholders not later than 60 days after the close of the Tax-exempt Fund's taxable year. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be a capital gain or loss, except in the case of a dealer in securities. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by a Tax-exempt Fund, without regard to the length of time the shares have been held by the shareholder. The deduction of capital losses is subject to limitations. A Tax-exempt Fund may realize capital gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be treated as ordinary income to the extent of accrued market discount.

If the Tax-exempt Fund does not distribute at least 98% of its ordinary income, 98% of its capital gain net income for a taxable year, and 100% of such income from prior years that was not distributed, the Tax-exempt Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder fails to provide a Tax-exempt Fund with a current taxpayer identification number, the Tax-exempt Fund generally is required to withhold 30% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-exempt Fund as backup withholding. This rate is scheduled to decrease gradually over the next several years to 28%. Backup withholding is not an additional tax and may be credited to your ultimate federal income tax liability.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Tax-exempt Fund.

With respect to the variable rate demand instruments, including Participation interests therein, each Tax-exempt Fund should be treated for federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be tax-exempt to the Tax-exempt Fund to the same extent as the interest in the underlying Municipal Obligations.


The New Jersey Portfolio had, as of November 30, 2002, approximately $350,000 of capital losses that may be carried forward to offset future capital gains, if any. These carry forwards expire in 2007 and 2008.


From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal is introduced and enacted in the future, the ability of the Tax-exempt Funds to pay exempt-interest dividends will be adversely affected and each Tax-exempt Fund will reevaluate its investment objectives and policies and consider changes in its structure.

The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


The Taxable Portfolio


The Taxable Portfolio has elected to qualify under the Code as a "regulated investment company," and intends to continue to qualify for regulated investment company status as long as such qualification is in the best interests of its shareholders. Such qualification relieves the Taxable Portfolio of liability for federal income taxes to the extent its earnings are



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



distributed in accordance with the applicable provisions of the Code. If the Taxable Portfolio fails to qualify as a regulated investment company, it will be taxed on all its earnings and its shareholders will be taxed on all its distributions.


The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments, exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Taxable Portfolio will be subject to federal income tax on any undistributed investment company taxable income. To the extent such income is distributed, it will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such distributions are not expected to be eligible for the dividends-received deduction.

Ordinary income is currently subject to a maximum individual tax rate of 38.6%. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Taxable Portfolio's shareholders. The Taxable Portfolio will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Taxable Portfolio shares. However, Taxable Portfolio shareholders who at the time of such a net capital gain distribution have not held their Taxable Portfolio shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be a capital gain or loss, except in the case of a dealer in securities or other shareholder who does not hold its shares as a capital asset. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by a Taxable Portfolio, without regard to the length of time the shares have been held by the shareholder. The deduction of capital losses is subject to limitations. The Taxable Portfolio may realize gains or losses from its portfolio transaction and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount.

If the Taxable Portfolio does not distribute at least 98% of its ordinary income, 98% of its capital gain net income for a taxable year, and 100% of such income from prior years that was not distributed, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

Individuals and certain other shareholders, such as estates and trusts, can deduct miscellaneous itemized deductions only to the extent such miscellaneous itemized deductions exceed 2% of adjusted gross income for a taxable year. However, an exemption is provided for publicly-offered regulated investment companies. The Taxable Portfolio takes the position that it currently qualifies and expects to continue to qualify as a publicly-offered regulated investment company.


If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 30% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio as backup withholding. This rate is scheduled to decrease gradually over the next several years to 28%. Backup withholding is not an additional tax and may be credited to your ultimate federal income tax liability.


Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.

Entities that generally qualify for an exemption from federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on its unrelated business taxable income. Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Therefore, unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (i) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


and circumstances of the investment in the Taxable Portfolio; (ii) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (iii) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.

NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

NEW JERSEY INCOME TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax act. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in obligations issued by or on behalf of the State of New Jersey or any county, municipally, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with the State of New Jersey or any other state), body corporate and politic or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are statutorily free from New Jersey state or local taxation under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligation and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.


UNDERWRITERS
--------------------------------------------------------------------------------


The Fund sells and redeems its shares on a continuing basis at their net asset value. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distributor receives revenues from the sale of Fund shares. With respect to the Class A shares of the Fund, the Distributor receives commission revenues consisting of that portion of the Class A shares charge remaining after the allowance by the Distributor to investment dealers. For Class B shares, the Distributor receives any contingent sales load that applies. The sales loads and volume discounts applicable to the Class A shares, including the portion of the sales charge that is re-allowed to dealers, is set forth in the Prospectus and is incorporated herein by reference. The applicable contingent deferred sales charge for the Class B shares is also set forth in the Prospectus and is incorporated herein by reference.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



The following table indicates the aggregate dollar amount of the sales charge for the Class A and B shares and the amount retained by the Distributor for the last three fiscal years:


                                         Aggregate Dollar       Allowance or
                                          Amount of Sales      Compensation to
Portfolio                Fiscal Year      Charge Retained         Dealers
--------------------------------------------------------------------------------
New York
      Class A            2002              $ 273,870            $ 144,621
                         2001                228,660              107,541
                         2000                115,399               53,406

      Class B            2002              $  47,691                N/A
                         2001                 53,769
                         2000                 17,166

New Jersey               2002              $  34,688            $  19,454
                         2001                 31,710               16,142
                         2000                 18,561                9,365

Taxable                  2002              $  70,146            $  41,857
                         2001                 43,309               20,834
                         2000                 11,633                6,172


In addition, pursuant to the Distribution Agreement for the Class B shares of the New York Portfolio, the Distributor receives an asset-based sales charge of ..75% per annum of the Class B shares' average daily net assets to compensate the Distributor for providing distribution assistance or for arranging for others to provide distribution assistance with respect to sales of the Class B shares. For the fiscal year ended November 30, 2002, the amount payable to the Distributor by the Fund, on behalf of the New York Portfolios Class B shares, pursuant to the Distribution Agreement was $50,630, of which $26,780 was waived.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.


CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

Total Return and Average Annual Total Return

The Portfolios may from time to time advertise a total return or average annual total return (before or after taxes). Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in such Portfolio over a specified period. Varying assumptions are made in calculating average annual total return, depending on whether it is calculated before taxes, after taxes on distributions or after taxes on distributions and redemption, as detailed below. Total return shows the aggregate return on an investment over a specified period and assumes that any dividends or capital gains distributions are automatically reinvested in such Portfolio rather than paid to the investor in cash.


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                                      -34-

--------------------------------------------------------------------------------


The Fund uses the following formulas to calculate average annual total return:

(1) Average Annual Total Return Quotation. Average Annual Total Return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Portfolio's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ERV

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).


In calculating average annual total return, the maximum sales load (4.5% for the New York Portfolio - Class A shares, New Jersey Portfolio and Taxable Portfolio) is deducted from the initial $1,000 payment. In addition, the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. For the Class B Shares of the New York Portfolio, the maximum deferred sales load, if any, is factored into the redeemable value at the percentage disclosed in the Prospectus.


(2) Average Annual Total Return (After Taxes on Distributions) Quotation.

Average Annual Total Return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)(n) = ATV(D)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on a Portfolio's distributions but not after taxes on redemption.


In calculating average annual total return, the maximum sales load (4.5% for the New York Portfolio - Class A shares, New Jersey Portfolio and Taxable Portfolio) is deducted from the initial $1,000 payment. In addition, the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. For the Class B Shares of the New York Portfolio, the applicable maximum deferred sales load, if any, is factored into the redeemable value at the percentage disclosed in the Prospectus. Taxes due on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, however, it is assumed that the redemption has no tax consequences.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(3) Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation.

Average Annual Total Return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)(n) = ATV(DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on a Portfolio's distributions and redemption.


In calculating average annual total return, the maximum sales load (4.5% for the New York Portfolio - Class A shares, New Jersey Portfolio and Taxable Portfolio) is deducted from the initial $1,000 payment. In addition, the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. For the Class B Shares of the New York Portfolio, the maximum deferred sales load, if any, is factored into the redeemable value at the percentage disclosed in the Prospectus. Taxes on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.


Yield

The Portfolios compute yield by annualizing net investment income per share for a recent thirty-day period and dividing that amount by a Portfolio share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. With respect to the Class B shares of the New York Portfolio, CDSCs are not taken into account when calculating this performance information. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. A Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolio. Yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.

Tax Equivalent Yield

The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for residents of the States of New York and New Jersey, respectively, wherein all or substantially all of the Portfolio's dividends are not subject to the applicable state's income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that a New York or New Jersey investor subject to the highest federal marginal tax rate and that state's or municipality's highest marginal tax rate will have to receive in order to realize the same level of after-tax yield as an investment in such a Portfolio will produce. Tax equivalent yield is calculated by dividing the portion of the Portfolio's yield that is not subject to New York State or municipal taxes or New Jersey gross income tax (calculated as described above) by the result of subtracting the sum of the highest federal marginal tax rate and the highest marginal state tax rate and assuming that the state taxes are fully deductible for federal tax purposes, the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to state or municipal income tax.

The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for one or more states and municipalities wherein all or substantially all of the Portfolio's dividends are not subject to federal income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that an investor subject to the highest federal marginal tax rate will have to receive in order to realize the same level of after-tax yield as an investment in such Portfolio will produce. Tax equivalent yield is calculated by dividing that portion of the Portfolio's yield that is not subject to regular


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
federal taxes (calculated as described above) by the result of subtracting the highest federal marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to regular federal income tax.

The Fund uses the following formulas to calculate yield:

(1) Yield Quotation. A Portfolio's yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [( a-b  +1)(6) -1]
            -----
             cd
Where:

a =  dividends and interest earned during the period.

b =  expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =  the maximum offering price per share on the last day of the period.

(2) Tax Equivalent Yield Quotation. A Portfolio's tax equivalent yield is calculated by dividing that portion of the Portfolio's yield (as calculated under (1) above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Portfolio's yield that is not tax-exempt.

General

At any time in the future, yields and total returns may be higher or lower than past yields and total returns and there can be no assurance that past results will continue. Investors in a Portfolio are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary. An investor's focus on the yield of the Portfolio to the exclusion of the consideration of the share price of the Portfolio may result in the investor's misunderstanding the total return he or she may derive from the Portfolio.

A Portfolio may from time to time include its yield, total returns and average annual total returns in advertisements or information furnished to present or prospective shareholders. A Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc. and other similar independent sources as having the same investment objectives. A Portfolio may also use total return and yield to compare its performance against the U.S. Bureau of Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major United States household expenditure groups.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------

                                                  PERFORMANCE DATA
                                        (for periods ended November 30, 2002)

                               Total Return   Average Annual     Average Annual     Average Annual      Average Annual
                               for Twelve      Total Return     Total Return for    Total Return for    Total Return for
Portfolio                      Month Period   Since Inception*       10 years          5 years              1 year
--------------------------------------------------------------------------------------------------------------------------

New York (Class A)
   o   Before Taxes(1)            0.61%            5.07%              6.09%              4.46%               0.61%
   o   After Taxes on
       Distributions(1)           0.27%            4.31%              5.48%              4.24%               0.27%
   o   After Taxes on
       Distributions and
       Redemption(1)              1.91%            4.34%              5.38%              4.37%               1.91%

New York (Class B)
   o   Before Taxes(2)            0.70%            4.33%               N/A                N/A                0.70%
   o   After Taxes on
       Distributions(2)           0.41%            4.18%               N/A                N/A                0.41%
   o   After Taxes on
       Distributions and
       Redemption(2)              1.81%            4.20%               N/A                N/A                1.81%

New Jersey
   o   Before Taxes(1)            0.64%            4.61%               N/A               4.21%               0.64%
   o   After Taxes on
       Distributions(1)           0.34%            4.25%               N/A               4.03%               0.34%
   o   After Taxes on
       Distributions and
       Redemption(1)              1.76%            4.30%               N/A               4.13%               1.76%

Taxable
   o   Before Taxes(1)            5.64%            7.15%               N/A               7.04%               5.64%
   o   After Taxes on
       Distributions(1)           3.22%            4.28%               N/A               4.31%               3.22%
   o   After Taxes on
       Distributions and
       Redemption(1)              3.39%            4.21%               N/A               4.22%               3.39%


*The inception dates of New York Class A and B shares were June 24, 1991, and December 3, 1997, respectively. The inception date for both the New Jersey and Taxable Portfolios was December 1, 1993.

_______________
(1) Reflects 4.50% sales charge.
(2) Reflects deferred sales charge.



                                                       30-day Taxable Equivalent         30-day Taxable Equivalent
Portfolio                   30-Day Current Yield       Yield for State Residents           Yield (Federal  only)
-------------------------------------------------------------------------------------------------------------------
New York (Class A)                 3.93%                       6.87%                              6.40%
New York (Class B)                 3.28%                       5.73%                              5.34%
New Jersey                         3.73%                       6.49%                              6.07%
Taxable                            4.43%                        N/A                                N/A





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The audited financial statements for the Fund for the fiscal year ended November 30, 2002, are herein incorporated by reference and are contained in the Fund's Annual Report, which is available upon request.


DESCRIPTION OF SECURITY RATINGS AND NOTES

Moody's Investors Service, Inc. ("Moody's")

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade (MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only to a small degree.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper

Issues of Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Fitch Ratings ("Fitch")

Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                Table I -Federal tax exemption alone
------------------------------------------------------------------------------------------------------------------------------------


                                                                 TO MATCH A FEDERALLY TAX FREE RETURN OF
                                                ------------------------------------------------------------------------------------
             NET                  FEDERAL          1.50%          2.50%          3.50%           4.00%          4.50%          5.00%
           TAXABLE               TAX RATE IN
           INCOME:                  2003        ------------------------------------------------------------------------------------
    Joint          Single             &                                           YOU WOULD HAVE TO EARN
    Return         Return         2006-10:*
$ 45,451-        $ 28,401-          27.00%        2.05%          3.42%          4.79%           5.48%          6.16%           6.85%
$114,650         $ 68,800           25.00%        2.00%          3.33%          4.67%           5.33%          6.00%           6.67%

------------------------------------------------------------------------------------------------------------------------------------
$114,651-        $ 68,801-          30.00%        2.14%          3.57%          5.00%           5.71%          6.43%           7.14%
$174,700         $143,500           28.00%        2.08%          3.47%          4.86%           5.56%          6.25%           6.94%

------------------------------------------------------------------------------------------------------------------------------------
$174,701-        $143,501-          35.00%        2.31%          3.85%          5.38%           6.15%          6.92%           7.69%
$311,950         $311,950           33.00%        2.24%          3.73%          5.22%           5.97%          6.72%           7.46%

------------------------------------------------------------------------------------------------------------------------------------
$311,951+        $311,951+          38.60%        2.44%          4.07%          5.70%           6.51%          7.33%           8.14%
                                    35.00%        2.31%          3.85%          5.38%           6.15%          6.92%           7.69%

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Table II - The value of a double exemption from Federal & New Jersey Income Tax
------------------------------------------------------------------------------------------------------------------------------------


                                                                 TO MATCH A TAX FREE RETURN IN NJ OF
                                   COMBINED      -----------------------------------------------------------------------------------
             NET                  FEDERAL/NJ        1.50%          2.50%          3.50%           4.00%          4.50%         5.00%
           TAXABLE               TAX RATE IN
           INCOME:                   2003        -----------------------------------------------------------------------------------
    Joint          Single              &                                           YOU WOULD HAVE TO EARN
    Return         Return          2006-10:*
$ 80,001-        $ 40,001-          31.0%         2.17%          3.62%          5.07%           5.80%          6.52%           7.25%
$114,650         $ 68,800           29.1%         2.12%          3.53%          4.94%           5.64%          6.35%           7.05%
------------------------------------------------------------------------------------------------------------------------------------
$114,651-        $ 68,001-          33.8%         2.27%          3.78%          5.29%           6.04%          6.80%           7.55%
$150,000         $ 75,000           31.9%         2.20%          3.67%          5.14%           5.87%          6.61%           7.34%

------------------------------------------------------------------------------------------------------------------------------------
$150,001-        $ 75,001-          34.4%         2.29%          3.81%          5.34%           6.10%          6.86%           7.62%
$174,700         $143,500           32.5%         2.22%          3.70%          5.19%           5.93%          6.67%           7.41%

------------------------------------------------------------------------------------------------------------------------------------
$174,701-        $143,501-          39.1%         2.46%          4.11%          5.75%           6.57%          7.39%           8.21%
$311,950         $311,950           37.2%         2.39%          3.98%          5.57%           6.37%          7.17%           7.96%
------------------------------------------------------------------------------------------------------------------------------------
$311,951-        $311,951-          42.3%         2.60%          4.33%          6.07%           6.93%          7.80%           8.67%
and above        and above          39.1%         2.46%          4.11%          5.75%           6.57%          7.39%           8.21%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                   Table III - The value of a double exemption from Federal & NYS Income Tax
------------------------------------------------------------------------------------------------------------------------------------

                                                                 TO MATCH A TAX FREE RETURN IN NYS** OF
                                   COMBINED       ----------------------------------------------------------------------------------
             NET                    NYS/FED          1.50%          2.50%          3.50%           4.00%          4.50%        5.00%
           TAXABLE               TAX RATE IN
           INCOME:                   2003         ----------------------------------------------------------------------------------
    Joint          Single              &                                            YOU WOULD HAVE TO EARN
    Return         Return          2006-10:*

$ 47,451-        $ 28,401-          32.0%         2.21%          3.68%          5.15%           5.88%          6.62%           7.35%
$114,650         $ 68,800           30.1%         2.15%          3.58%          5.01%           5.72%          6.44%           7.15%

------------------------------------------------------------------------------------------------------------------------------------
$114,651-        $ 68,801-          34.8%         2.30%          3.83%          5.37%           6.13%          6.90%           7.67%
$174,700         $143,500           32.9%         2.24%          3.73%          5.22%           5.96%          6.71%           7.45%

------------------------------------------------------------------------------------------------------------------------------------
$174,701-        $143,501-          39.4%         2.48%          4.13%          5.78%           6.60%          7.43%           8.25%
$311,950         $311,950           37.5%         2.40%          4.00%          5.60%           6.40%          7.20%           8.00%

------------------------------------------------------------------------------------------------------------------------------------

$311,951+        $311,951+          42.8%         2.62%          4.37%          6.12%           6.99%          7.87%           8.74%
                                    39.4%         2.48%          4.13%          5.78%           6.60%          7.43%           8.25%

------------------------------------------------------------------------------------------------------------------------------------
*Outside of NYC


------------------------------------------------------------------------------------------------------------------------------------
                                Table IV - The value of a triple exemption from Federal, NYS & NYC Income Taxes
------------------------------------------------------------------------------------------------------------------------------------


                                                                 TO MATCH A TRIPLE TAX FREE RETURN IN NYC
OF
                                   COMBINED       ----------------------------------------------------------------------------------
             NET                  NYC/NYS/FED        1.50%          2.50%          3.50%           4.00%          4.50%        5.00%
           TAXABLE               TAX RATE IN
           INCOME:                   2003         ----------------------------------------------------------------------------------
    Joint          Single              &                                            YOU WOULD HAVE TO EARN
    Return         Return          2006-10:*

$ 47,451-        $ 28,401-          34.6%         2.29%          3.82%          5.35%           6.12%          6.88%           7.65%
$114,650         $ 68,800           32.6%         2.23%          3.71%          5.19%           5.93%          6.68%           7.42%

------------------------------------------------------------------------------------------------------------------------------------
$114,651-        $ 68,801-          37.3%         2.39%          3.99%          5.58%           6.38%          7.18%           7.97%
$174,700         $143,500           35.5%         2.33%          3.88%          5.43%           6.20%          6.98%           7.75%

------------------------------------------------------------------------------------------------------------------------------------
$174,701-        $143,501-          41.8%         2.58%          4.30%          6.01%           6.87%          7.73%           8.59%
$311,950         $311,950           40.0%         2.50%          4.17%          5.83%           6.67%          7.50%           8.33%

------------------------------------------------------------------------------------------------------------------------------------
$311,951-        $311,951-          45.0%         2.73%          4.55%          6.36%           7.27%          8.18%           9.09%
and above        and above          41.8%         2.58%          4.30%          6.01%           6.87%          7.73%           8.59%

------------------------------------------------------------------------------------------------------------------------------------


_______________
Assumptions: The income ranges listed above assume (i) a single person with no dependents and (ii) a married couple filing jointly with no dependents.

Tables comparing tax free to taxable yields are computed on the theory that the next dollar of taxable income earned will be taxed at the taxpayer's highest marginal tax rate. Any savings as the result of a switch from taxable to tax free securities should also be computed at the taxpayer's highest rate.

The tables cover only a representative range of incomes, and income tax brackets have been rounded off to facilitate illustration. The tables are based on 2003 and 2006-2010 tax rates. There can be no assurance that such rates will remain unchanged.

"Net taxable income" represents taxable income as currently defined in the Internal Revenue Code and is the amount on which you actually pay tax, net of deductions, exemptions, etc.


_______________
* 2006-2010 rates will apply in 2003 if the President's tax cuts go through. ** Outside of New York City.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Let it be said loud and clear there can be no assurance the Fund will achieve its objectives. But if you've come into a lump sum of money and want professionals to invest it, tend it, trade it and nurture it in Municipal Bonds, the Lebenthal Municipal Bond Funds could be for you.
--------------------------------------------------------------------------------


CONVERSATIONS FROM A DAY IN THE LIFE OF A MUNICIPAL BOND SALESMAN
--------------------------------------------------------------------------------

A businessman calls and actually says he doesn't need more income. He can hardly spend what he earns now. Here's money he wants to put away, not touch the interest, and let it accumulate and build.


A father calls and says he's doing better than his parents, but only wishes he could say the same for his kids. He wants to do something for them. He doesn't want to see the interest chipped away by taxes. Mitts "off" he says. "This is my kids' social security."


A grandfather calls. It's Peter's birthday. He could get Peter a fire truck. Any sensible four-year-old would prefer a fire truck. But he wants to take care of Peter's education and watch the interest pile up and earn more tax-free interest, month after month, year after year.

A man calls with the fruits of a life's work. He's just sold his business and has an employment contract with the new owner into the next century. This is money he'll probably never have to touch. But his heirs might. He wants to build an estate for the future and let little acorns grow.

Not everyone is concerned with the amount of income an investment can provide now. Many want to know about an investment's long-term benefits. For example, how much purchasing power will my money have tomorrow? How much will I be able to leave my children? If you are as concerned with your net worth tomorrow as you are with your cashflow today, instead of spending your interest, consider reinvesting it in a Lebenthal Municipal Bond Fund--and receiving your interest every month or any distributions of principal or gains in additional fund shares.

When you opt for automatic reinvestment, instead of taking your distributions in cash, they are being used to buy you more shares. The number of shares you own accumulates and builds on a quantity that is growing all the time.

Past performance is no guarantee of future results, and no particular level of fund performance can be assured. But to illustrate how shares grow through reinvestment over time, at say, a hypothetical five percent (5%) a year compounded monthly, every 1000 shares would become 1283 shares in five years, 1647 shares in ten years, 2114 shares in fifteen years.

Compounding does not protect against fluctuating bond prices, and a decline in value per share can negate the positive effect of growth in the number of shares owned. But time can mitigate loss, because it stands to reason: the more shares you have accumulated through reinvestment over time, the bigger the multiple that will be working for you when you decide to sell.

Whether you make money or lose money down the road when you do sell your shares, will depend on the number of shares you then own as well as the going resale price per share. So count the shares. And give it time.

Time is the soulmate of compound interest--and the best friend a would-be saver's got.



--------------------------------------------------------------------------------

                           PART C -- OTHER INFORMATION

Item 23.        Exhibits


(1)       (a)   Articles of Incorporation of the Registrant.

(2)     (a.1)   Articles Supplementary of the Registrant.

(3)       (b)   Amended and Restated By-laws of the Registrant.

(1)       (c)   Form of certificate for shares of Common Stock, par value $.001 per share of the Registrant.

          (d) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal New York Municipal Bond Fund portfolio.

        (d.1) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal New Jersey Municipal Bond Fund portfolio.

        (d.2) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal Taxable Municipal Bond Fund portfolio.

          (e)   See Distribution Agreements filed as Exhibits (m.4) to (m.7).

          (f)   Not applicable.

(4)       (g)   Custody Agreement between the Registrant and State Street Bank and Trust Company (formerly IFTC).

(4)       (h)   Investment Accounting Agreement between the Registrant and State
                Street Bank and Trust Company (formerly IFTC).

(4)     (h.1)   Transfer Agency and Service Agreement between the Registrant and
                State Street Bank and Trust Company.

(4)     (h.2)   Administration Agreement between the Registrant and State Street
                Bank and Trust Company.

(1)       (i)   Opinion of Battle Fowler LLP, as to the legality of the
                securities being registered.

        (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

(1)     (i.2)   Opinion of McCarter & English, as to the New Jersey law,
                including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus.


________________

(1) Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997, and incorporated herein by reference.

(2) Filed with Post-Effective Amendment No. 19 to the Registration Statement on March 30, 2001, and incorporated herein by reference.

(3) Filed with Post-Effective Amendment No. 20 to the Registration Statement on February 1, 2002, and incorporated herein by reference.

(4) Filed with Post-Effective Amendment No. 11 to said Registration Statement on March 29, 1996, and incorporated herein by reference.

          (j)   Consent of PricewaterhouseCoopers LLP

(5)       (k)   Audited Financial Statements, for fiscal year ended November 30,
                2002.

(1)       (l)   Subscription Agreement containing written assurances that the purchase of shares of the Registrant by Reich & Tang Asset
                Management L.P. was for investment purposes without any present intention of redeeming or reselling.

          (m) Distribution and Service Plan pursuant to Rule 12b-1 for the Class A shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.

        (m.1) Distribution and Service Plan pursuant to Rule 12b-1 for the Class B shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.

        (m.2) Distribution and Service Plan pursuant to Rule 12b-1 for the Lebenthal New Jersey Municipal Bond Fund Portfolio of the Registrant.

        (m.3) Distribution and Service Plan pursuant to Rule 12b-1 for the Lebenthal Taxable Municipal Bond Fund Portfolio of the Registrant.

        (m.4) Distribution Agreement between the Registrant, on behalf of the Class A shares of the Lebenthal New York Municipal Bond Fund, and Advest, Inc.

        (m.5) Distribution Agreement between the Registrant, on behalf of the Class B shares of the Lebenthal New York Municipal Bond Fund, and Advest, Inc.

        (m.6) Distribution Agreement between the Registrant, on behalf of the Lebenthal New Jersey Municipal Bond Fund, and Advest, Inc.

        (m.7) Distribution Agreement between the Registrant, on behalf of the Lebenthal Taxable Municipal Bond Fund, and Advest, Inc.

        (m.8) Shareholder Servicing Agreement between the Registrant, on behalf of the Lebenthal New Jersey Municipal Bond Fund, and Advest, Inc.

        (m.9) Shareholder Servicing Agreement between Registrant, on behalf of the Lebenthal Taxable Municipal Bond Fund, and Advest, Inc.

(6)       (n)   Rule 18f-3 Multi-Class Plan.

          (o)   Reserved.

          (p)   Code of Ethics of the Registrant and Advest, Inc.

        (p.1)   Code of Ethics of Boston Advisors, Inc.

_____________

(1) Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997, and incorporated herein by reference.


(5) Filed with the Annual Report on Form N-30D on February 7, 2003, and incorporated herein by reference.

(6) Filed with Post-Effective Amendment No. 21 to the Registration Statement on March 28, 2002, and incorporated herein by reference.

(3)     (q.1)   Power of Attorney of Mr. Chang.

(6)     (q.2)   Power of Attorney for Ms. Zuckerwise.

        (q.3)   Power of Attorney for Mr. Dunlap.


Item 24.        Persons Controlled by or Under Common Control With Registrant


      Following is a list of all direct and indirect subsidiaries of The MONY Group Inc. as of March 10, 2003. On January 31, 2001, The MONY Group Inc. acquired The Advest Group, Inc., which owns 100% of Boston Advisors, Inc., the Registrant's investment manager. These entities may be deemed to be "control persons" of the Registrant.



                                                                         Jurisdiction
                                                                         Where             Percent
Name                                                                     Incorporated      Ownership
----                                                                     ------------      ---------
A.B. Realty Corp.                                                        Connecticut       100%
Advest, Inc.                                                             Delaware          100%
   Advest Insurance Agency, Inc.                                         Massachusetts     100%
   Balanced Capital Services, Inc.                                       Connecticut       100%
Advest Bank and Trust Company                                            Connecticut       100%
Advest Capital, Inc.                                                     Connecticut       100%
Advest Mortgages, Inc.                                                   Delaware          100%
Advest Properties, Inc.                                                  Delaware          100%
Advest Transfer Services, Inc.                                           Delaware          100%
Bank Street Management Company                                           Connecticut       100%
Billings and Company, Inc.                                               Connecticut       100%
   Billings Management Company                                           Connecticut       100%
Boston Advisors, Inc.                                                    Massachusetts     100%
Independent Portfolio Consultants, Inc.                                  Delaware          100%
Vercoe Insurance Agency, Inc.*                                           Ohio              100%
The Advest Group, Inc.                                                   Delaware          100%
MONY Holdings, LLC                                                       Delaware          100%
   MONY Life Insurance Company                                           New York          100%
     MONY Life Insurance Company of America                              Arizona           100%


________________

(3) Filed with Post-Effective Amendment No. 20 to the Registration Statement on February 1, 2002, and incorporated herein by reference.

(6) Filed with Post-Effective Amendment No. 21 to the Registration Statement on March 28, 2002, and incorporated herein by reference.

* Vercoe Insurance Agency, Inc. has outstanding 2,997 shares of Class B nonvoting common stock, all of which are held by The Advest Group, Inc., and 3 shares of Class A voting common stock held by each of Louis Nommay, Connie McVey and William R. Burns. The Advest Group, Inc. holds an irrevocable voting proxy over the Class A shares under a 3/16/88 Close Corporation Agreement. This arrangement is intended to meet technical requirements of Ohio insurance agency regulations that require residents of Ohio to own all voting shares.


        MONY Series Fund, Inc.**                                         Maryland          100%
        Enterprise Accumulation Trust**                                  Massachusetts     100%
     Sagmore Financial Corporation                                       Ohio              100%
        U.S. Financial Life Insurance Company                            Ohio              100%
        Financial Marketing Agency, Inc.                                 Ohio              100%
     MONY International Holdings, Inc.                                   Delaware          100%
        MONY Financial Resources of the Americas Limited***              Jamaica            21%
        MONY International Life Insurance Co. Seguros de Vida S.A.       Argentina         100%
        MONY Bank & Trust Company of the Americas, Ltd.***               Cayman Islands     79%
           MONY Life Insurance Company of the Americas, Ltd.             Cayman Islands    100%
           MONY Consultoria e Corretagem de Seguros Ltda.***             Brazil            100%
     MONY Securities Corporation                                         New York          100%
        Trusted Investment Advisors Corp.                                Minnesota         100%
        Trusted Insurance Advisors General Agency                        Minnesota         100%
        Trusted Securities Advisors Corp.                                Minnesota         100%
        Trusted Advisors Insurance Agency, Inc.                          Massachusetts     100%
     1740 Advisers, Inc.                                                 New York          100%
     MONY Assets Corp.                                                   New York          100%
        MONY Benefits Management Corp.                                   Delaware           90%
        MONY Benefits Service Corp.                                      Delaware          100%
     Enterprise Capital Management, Inc.                                 Georgia           100%
        Enterprise Fund Distributors, Inc.                               Delaware          100%
     MONY Realty Partners, Inc.                                          Delaware          100%
     1740 Ventures, Inc.                                                 New York          100%
     MONY Brokerage, Inc.                                                Delaware          100%
        MBI Insurance Agency of Alabama, Inc.                            Alabama           100%
        MBI Insurance Agency of Massachusetts, Inc.                      Massachusetts     100%
        MBI Insurance Agency of New Mexico, Inc.                         New Mexico        100%
        MBI Insurance Agency of Ohio, Inc.                               Ohio              100%
        MBI Insurance Agency of Texas, Inc.                              Texas             100%
        MBI Insurance Agency of Washington, Inc.                         Washington        100%
Matrix Private Equities, Inc.                                            Virginia          100%
Matrix Capital Markets Group, Inc.                                       Virginia          100%
PCP Benefit Plans, Ltd.                                                  New York          100%
MONY Asset Management, Inc.                                              Delaware          100%
MONY Capital Management, Inc.                                            Delaware          100%
MONY Agricultural Investment Advisers, Inc.                              Delaware          100%
MONY Realty Capital, Inc.                                                Delaware          100%


Item 25.        Indemnification

      Registrant's response to Item 25 in Post-Effective Amendment No. 20 to the Registration Statement is incorporated herein by reference.



___________
** MONY Series Fund, Inc. and Enterprise Accumulation Trust are controlled by MONY Life Insurance Company and MONY Life Insurance Company of America, jointly. Ownership interests vary depending upon the value of unit trusts held by these entities.

*** Registration of transfer of shares is subject to Cayman Islands Monetary Authority approval.

Item 26.        Business and Other Connections of Investment Adviser


      All of the information required by this item is set forth in the Form ADV of the Registrant's investment manager, Boston Advisors, Inc. (File No. 801-18130). The following sections of the Form ADV are incorporated herein by reference:

      (a)       Items 1 and 2 of Part 2; and

      (b)       Item 6, Business Background, of each Schedule D.

Item 27.        Principal Underwriter

      (a) Advest, Inc., the Registrant's distributor, is also principal underwriter for Boston Advisors Trust and depositor for the Empire State Municipal Exempt Trust series of unit investment trusts. The principal address of Advest, Inc. is 90 State House Square, Hartford, Connecticut 06103.

      (b) The directors and officers of Advest, Inc. are listed in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

          CRD # on Form BD            1934 Act File #
          ----------------            ---------------

                10                       8-21409

      The following directors and officers of Advest, Inc. are also directors and/or officers of the Registrant:



                                         Positions and Offices                              Position and Office
Name and Address                         with Advest, Inc.                                  with the Registrant
----------------                         ----------------------                             -------------------

Alexandra Lebenthal                      President of Lebenthal, a division of              Chairman and Director
120 Broadway                             Advest, Inc.; Director, Senior Vice
New York, New York  10271                President and Senior Managing
                                         Director of Advest, Inc.

Michael J. Vogelzang                     Director                                           President
One Federal Street, 26th Floor
Boston, Massachusetts 02110

      (c)       Not applicable.


Item 28.        Location of Accounts and Records


      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant or State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64104-1716, the Registrant's custodian; at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, the Registrant's administrator; National Financial Data Services, the delegatee of State Street Bank and Trust Company, 330 West 9th Street, Kansas City, Missouri 64105, the Registrant's transfer agent, and at Advest, Inc., 90 State House Square, Hartford, Connecticut 06103, the Registrant's distributor.


Item 29.        Management Services


      Not applicable.


Item 30.        Undertakings


      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of March, 2003.


                                    LEBENTHAL FUNDS, INC.



                                    By:   /s/  Michael J. Vogelzang
                                          ------------------------------------
                                          Michael J. Vogelzang
                                          President



      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


      SIGNATURE                       TITLE                 DATE

(1)   Principal Executive Officer

      /s/  Alexandra Lebenthal
      -----------------------------
      Alexandra Lebenthal             Chairman              March 28, 2003

(2)   Principal Financial &
      Accounting Officer

      /s/  Donna C. McAdam
      -----------------------------
      Donna C. McAdam                 Treasurer             March 28, 2003

(3)   Directors


      /s/  Alexandra Lebenthal
      -----------------------------
      Alexandra Lebenthal             Director              March 28, 2003

      Victor Chang*                   Director
      Hugh A. Dunlap, Jr*             Director
      Penny Zuckerwise*               Director

By:   /s/  Gregory W. Serbe
      -----------------------------
      Gregory W. Serbe
      Attorney-in-Fact*                                    March 28, 2003


___________
*     Pursuant to Powers of Attorney filed as Exhibits (q.1), (q.2) and (q.3).

                                  Exhibit Index
                                  -------------



       (d) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal New York Municipal Bond Fund portfolio.

     (d.1) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal New Jersey Municipal Bond Fund portfolio.

     (d.2) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal Taxable Municipal Bond Fund portfolio.

     (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

       (j)     Consent of PricewaterhouseCoopers LLP.

       (m) Distribution and Service Plan pursuant to Rule 12b-1 for the Class A shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.

     (m.1) Distribution and Service Plan pursuant to Rule 12b-1 for the Class B shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.

     (m.2) Distribution and Service Plan pursuant to Rule 12b-1 for the Lebenthal New Jersey Municipal Bond Fund Portfolio of the Registrant.

     (m.3) Distribution and Service Plan pursuant to Rule 12b-1 for the Lebenthal Taxable Municipal Bond Fund Portfolio of the Registrant.

     (m.4) Distribution Agreement between the Registrant, on behalf of the Class A shares of the Lebenthal New York Municipal Bond Fund, and Advest, Inc.

     (m.5) Distribution Agreement between the Registrant, on behalf of the Class B shares of the Lebenthal New York Municipal Bond Fund, and Advest, Inc.

     (m.6) Distribution Agreement between the Registrant, on behalf of the Lebenthal New Jersey Municipal Bond Fund, and Advest, Inc.

     (m.7) Distribution Agreement between the Registrant, on behalf of the Lebenthal Taxable Municipal Bond Fund, and Advest, Inc.

     (m.8) Shareholder Servicing Agreement between the Registrant, on behalf of the Lebenthal New Jersey Municipal Bond Fund, and Advest, Inc.

     (m.9) Shareholder Servicing Agreement between Registrant, on behalf of the Lebenthal Taxable Municipal Bond Fund, and Advest, Inc.

       (p)     Code of Ethics of the Registrant and Advest, Inc.

     (p.1)     Code of Ethics of Boston Advisors, Inc.

     (q.3)     Power of Attorney.